                                                                    Exhibit 25.1
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                       Statement of Eligibility Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

         United States                                                41-0257700
(State of Incorporation)                                        (I.R.S. Employer
                                                             Identification No.)

         U.S. Bank Trust Center
         180 East Fifth Street
         St. Paul, Minnesota                                               55101
(Address of Principal Executive Offices)                              (Zip Code)



                             SONIC AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                                                     56-2010790
(State of Incorporation)                                        (I.R.S. Employer
                                                             Identification No.)

        5401 East Independence Boulevard
        P.O. Box 18747
        Charlotte, North Carolina                                          28212
(Address of Principal Executive Offices)                              (Zip Code)



                11% Senior Subordinated Notes due 2008, Series D
                (Title of the Indenture Securities)

                                     GENERAL
                                     -------

1.     General Information  Furnish the following information as to the Trustee.
       -------------------

       (a) Name and address of each examining or supervising authority to which it is subject.
                  Comptroller of the Currency
                  Washington, D.C.

       (b)    Whether it is authorized to exercise corporate trust powers.
                  Yes

2.     AFFILIATIONS  WITH OBLIGOR AND  UNDERWRITERS  If the obligor or any
       --------------------------------------------
       underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

       See Note following Item 16.

       Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16.    LIST OF EXHIBITS  List below all exhibits filed as a part of this
       ----------------
       statement of eligibility and qualification.


       1.     Copy of Articles of Association.*

       2.     Copy of Certificate of Authority to Commence Business.*

       3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

       4.     Copy of existing By-Laws.*

       5.     Copy of each Indenture referred to in Item 4.  N/A.

       6. The consents of the Trustee required by Section 321(b) of the act.

       7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

       * Incorporated by reference to Registration Number 22-27000.

                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 11th day of December, 2001.

                                            U.S. BANK TRUST NATIONAL ASSOCIATION



                                            /s/ Lori-Anne Rosenberg
                                            -----------------------
                                            Lori-Anne Rosenberg
                                            Assistant Vice President



/s/ Julie Eddington
-------------------
Julie Eddington
Assistant Secretary

                                    EXHIBIT 6

                                     CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:   December 11, 2001


                                            U.S. BANK TRUST NATIONAL ASSOCIATION



                                            /s/ Lori-Anne Rosenberg
                                            -----------------------
                                            Lori-Anne Rosenberg
                                            Assistant Vice President


RI-1.a.1.a                 RIAD4011 RE Loans                                                                2817427
RI-1.a.1.b                 RIAD4024 Ag/Farmer Loans                                                           92589
RI-1.a.1.c                 RIAD4012 Coml/Indl Loans                                                         2228230
RI-1.a.1.d.1               RIADB485 Credit Card Loans                                                        503365
RI-1.a.1.d.2               RIADB486 Other(Sngl Pymt,Instl,Stdnt,Rev Crdt)                                    766319
RI-1.a.1.e                 RIAD4056 Loans to Foreign Govts                                                       11
RI-1.a.1.f                 RIADB487 All Other Loans in Domestic                                              171574
RI-1.a.2                   RIAD4059 Foreign Loans                                                              4335
RI-1.a.3                   RIAD4010 Total Interest & Fee Inc                                                6583850
RI-1.b                     RIAD4065 Inc from Lease Financing Recv                                            616090
RI-1.c                     RIAD4115 Interest on Balances Due                                                   5017
RI-1.d.1                   RIADB488 U.S. Treas Securities/US Gvt Agncy Ob                                     57916
RI-1.d.2                   RIADB489 Mortgage-backed securities                                               757370
RI-1.d.3                   RIAD4060 All Other Securities                                                     111704
RI-1.e                     RIAD4069 Interest on Trading Assets                                                 3058
RI-1.f                     RIAD4020 Interest on Fed Funds Sold Etc                                            64022
RI-1.g                     RIAD4518 Other Interest Inc                                                        33066
RI-1.h                     RIAD4107 Total Interest Income                                                   8232093
RI-2.a.1.a                 RIAD4508 Transaction Accounts                                                      89183
RI-2.a.1.b.1               RIAD0093 Savings Deposits                                                         719038
RI-2.a.1.b.2               RIADA517 Int Exp: Time Deposits (greater than)=$100,000                           433887
RI-2.a.1.b.3               RIADA518 Int Exp: Time Deposits (less than)$100,000                               964914
RI-2.a.2                   RIAD4172 Interest on For Deposits                                                 156683
RI-2.b                     RIAD4180 Fed Funds Purchased Etc                                                  305267
RI-2.c                     RIAD4185 Interest on Demand Notes to US Treasu                                    676585
RI-2.d                     RIAD4200 Interest on Subordinated Notes/Debent                                    236601
RI-2.e                     RIAD4073 Total Interest Expense                                                  3582158
RI-3                       RIAD4074 Net Interest Income                                                     4649935
RI-4                       RIAD4230 Provision (Loan/Lease)                                                  2165311
RI-5.a                     RIAD4070 Income from Fiduciary Activities                                         561756
RI-5.b                     RIAD4080 Service Charges on Deposit Accounts                                      727299
RI-5.c                     RIADA220 Trading Revenue                                                           23274
RI-5.d                     RIADB490 Investment Banking                                                        68869
RI-5.e                     RIADB491 Venture Capital Revenue                                                       0
RI-5.f                     RIADB492 Net Servicing Fees                                                        94255
RI-5.g                     RIADB493 Net Securitization Inc                                                    54153
RI-5.h                     RIADB494 Insurance Comm/Fees                                                       15353
RI-5.i                     RIAD5416 Other non-interest income (RI-5.f.2)                                     112967
RI-5.j                     RIAD5415 Other non-interest income (RI-5.f.2)                                       2642
RI-5.k                     RIADB496 Net Gains (losses) on Other Assets                                        66742
RI-5.l                     RIADB497 Other Noninterest Inc                                                   1134867
RI-5.m                     RIAD4079 Total Noninterest Income                                                2862177
RI-6.a                     RIAD3521 Gain/Loss Sec Held to Maturities                                              0
RI-6.b                     RIAD3196 Gain/Loss Sec Available-for-sale                                         298069
RI-7.a                     RIAD4135 Salaries and Benefits                                                   1304362
RI-7.b                     RIAD4217 Expense on Premises/Fixed Assets                                         405915
RI-7.c                     RIAD4531 Amortization Exp of Intangible Assets                                    318901
RI-7.d                     RIAD4092 Other Noninterest Expense                                               1918649
RI-7.e                     RIAD4093 Total Noninterest Expense                                               3947827
RI-8                       RIAD4301 Income (loss) Before Income Taxes                                       1697043
RI-9                       RIAD4302 Income Taxes                                                             599089
RI-10                      RIAD4300 Income (loss) Before Extraordinary                                      1097954
RI-11                      RIAD4320 Extraordinary Items Net Of Taxes                                              0
RI-12                      RIAD4340 Net Income/Loss                                                         1097954
RI-M.1                     RIAD4513 Interest Exp on Exempt After 8/7/86                                        6992
RI-M.2                     RIAD8431 Memoranda: Income Sale Mutuals                                            68790

RI-M.3                     RIAD4313 Memoranda: Inc. Tax-exempt loans/leases                                   17723
RI-M.4                     RIAD4507 Exempt State/Local Securities                                             70377
RI-M.5                     RIAD4150 Number of Full-Time Employees                                             38782
RI-M.7                     RIAD9106 Balance Sheet Restate - Bank's Acq Date                                     N/A
RI-M.8.a                   RIAD8757 Memoranda: Trading Rev - Interest                                          6016
RI-M.8.b                   RIAD8758 Memoranda: Trading Rev - Foreign Exch                                     17259
RI-M.8.c                   RIAD8759 Memoranda: Trading Rev - Equity/Index                                         0
RI-M.8.d                   RIAD8760 Memoranda: Trading Rev - Commodity                                            0
RI-M.9.a                   RIAD8761 Memoranda: Impact - Interest Income                                       32425
RI-M.9.b                   RIAD8762 Memoranda: Impact - Interest Expense                                      36599
RI-M.9.c                   RIAD8763 Memoranda: Impact - Other Allocations                                      7283
RI-M.10                    RIADA251 Memo: Credit losses on derivatives                                            0
RI-M.11                    RIADA530 Does Bank have Subchapter-S Y/N                                              NO
RIA-1                      RIAD3217 Total Equity Capital                                                    5446052
RIA-2                      RIADB507 Restate/Changes in Accting Principles                                         0
RIA-3                      RIADB508 Balance-End of Previous Calendar Year                                   5446052
RIA-4                      RIAD4340 Net Income/Loss                                                         1097954
RIA-5                      RIADB509 Net-Cap Stock(Sale,Conv,Acq,or Retire)                                        0
RIA-6                      RIADB510 Net-Treasury Stock Transactions                                               0
RIA-7                      RIAD4356 Changes Incident to Combinations                                       13080285
RIA-8                      RIAD4470 LESS: Cash Dividends on Preferred                                             0
RIA-9                      RIAD4460 LESS: Cash Dividends on Common                                          1300000
RIA-10                     RIADB511 Other Comprehensive Income                                               270369
RIA-11                     RIAD4415 Other Parent H/C Transactions                                           -572394
RIA-12                     RIAD3210 Total Eq/Cap End of Period                                             18022266
RIB(P1)-1.a(a)             RIAD3582 Memo: Charge-offs: Loans sec construc                                      7466
RIB(P1)-1.a(b)             RIAD3583 Memo: Recoveries: Loans sec construct                                       742
RIB(P1)-1.b(a)             RIAD3584 Memo: Charge-offs: Loans sec farmland                                      7138
RIB(P1)-1.b(b)             RIAD3585 Memo: Recoveries: Loans sec farmland                                         20
RIB(P1)-1.c.1(a)           RIAD5411 Memo: Charge-offs: Revolv loans 1-4 r                                     13250
RIB(P1)-1.c.1(b)           RIAD5412 Memo: Recoveries: Revolv loans 1-4 rs                                      2947
RIB(P1)-1.c.2(a)           RIAD5413 Memo: Charge-offs: Other loans 1-4 rs                                     63303
RIB(P1)-1.c.2(b)           RIAD5414 Memo: Recoveries: Other loans 1-4 res                                      9606
RIB(P1)-1.d(a)             RIAD3588 Memo: Charge-offs: Loans sec multifam                                      1231
RIB(P1)-1.d(b)             RIAD3589 Memo: Recoveries: Loans sec multifaml                                       255
RIB(P1)-1.e(a)             RIAD3590 Memo: Charge-offs: Loans sec nonfarm                                      34192
RIB(P1)-1.e(b)             RIAD3591 Memo: Recoveries: Loans sec nonfarm                                        7939
RIB(P1)-1.f(a)             RIADB512 Memo: Charge-offs: Foreign                                                    0
RIB(P1)-1.f(b)             RIADB513 Memo: Recoveries: Foreign                                                     0
RIB(P1)-2.a(a)             RIAD4653 Loans to US Banks: Charge-Offs                                                0
RIB(P1)-2.a(b)             RIAD4663 Loans to US Banks: Recoveries                                                 0
RIB(P1)-2.b(a)             RIAD4654 Loans to For Banks: Charge-Offs                                               0
RIB(P1)-2.b(b)             RIAD4664 Loans to For Banks: Recoveries                                                0
RIB(P1)-3(a)               RIAD4655 Ag/Farm Loans: Charge-Offs                                                39858
RIB(P1)-3(b)               RIAD4665 Ag/Farm Loans: Recoveries                                                   383
RIB(P1)-4.a(a)             RIAD4645 Coml/Indl Loans  US: Charge-Offs                                         820472
RIB(P1)-4.a(b)             RIAD4617 Coml/Indl Loans  US: Recoveries                                           35257
RIB(P1)-4.b(a)             RIAD4646 Coml/Indl Loans  non-US: Charge-Offs                                          0
RIB(P1)-4.b(b)             RIAD4618 Coml/Indl Loans  non-US: recoveries                                           0
RIB(P1)-5.a(a)             RIADB514 Memo: Charge-Offs: Loans-Credit Cards                                    186825
RIB(P1)-5.a(b)             RIADB515 Memo:Recoveries: Loans-Credit Cards                                       45679
RIB(P1)-5.b(a)             RIADB516 Memo:Charge-offs: Loans-Other                                            178927
RIB(P1)-5.b(b)             RIADB517 Memo: Recoveries: Loans-Other                                             28785
RIB(P1)-6(a)               RIAD4643 Loans to For Govts: Charge-Offs                                               0
RIB(P1)-6(b)               RIAD4627 Loans to For Govts: Recoveries                                                0
RIB(P1)-7(a)               RIAD4644 Other Loans: Charge-Offs                                                  75722

RIB(P1)-7(b)               RIAD4628 Other Loans: Recoveries                                                    1913
RIB(P1)-8.a(a)             RIAD4658 Leases  US: Charge-Offs                                                  152507
RIB(P1)-8.a(b)             RIAD4668 Leases  US: Recovereies                                                   25356
RIB(P1)-8.b.(a)            RIAD4659 Leases  non-US: Chatge-Offs                                                   0
RIB(P1)-8.b.(b)            RIAD4669 Leases  non-US: Recoveries                                                    0
RIB(P1)-9(a)               RIAD4635 Total Charge-offs (year-to-date)                                        1580891
RIB(P1)-9(b)               RIAD4605 Total Recoveries (year-to-date)                                          158882
RIB(P1)-M.1(a)             RIAD5409 Memo: Charge-offs: Loans to fin comm.                                      5730
RIB(P1)-M.1(b)             RIAD5410 Memo: Recoveries: Loans to fin commcl                                       866
RIB(P1)-M.2(a)             RIAD4652 RE Loans: non-US: Charge-Offs                                                 0
RIB(P1)-M.2(b)             RIAD4662 RE Loans: non-US: Recoveries                                                  0
RIB(P2)-1                  RIADB522 Balance                                                                  639811
RIB(P2)-2                  RIAD4605 Recoveries                                                               158882
RIB(P2)-4                  RIAD4230 Provision (Loan/Lease)                                                  2165311
RIB(P2)-5                  RIAD4815 Adjustments (Loan/Lease)                                                 747138
RIB(P2)-6                  RIAD3123 Balance - End of Current                                                2341530
RID-1.a                    RIADB523 Int. Inc/International Ops - Gross Inc                                      N/A
RID-1.b                    RIADB524 Int. Inc/International Ops - Gross Exp                                      N/A
RID-2.                     RIADB525 Net Inc Income - International                                              N/A
RID-3.a                    RIAD4097 Noninterest Intl Income                                                     N/A
RID-3.b                    RIAD4235 Provision for Intl Loan/Lease Losses                                        N/A
RID-3.c                    RIAD4239 Other Intl Nonint Expense                                                   N/A
RID-3.d                    RIAD4843 Net Non-Int Income                                                          N/A
RID-4                      RIAD4844 Est. Pre-Tax Inc - Intl before cap                                          N/A
RID-5                      RIAD4845 Adjustment to Pretax Income Etc                                             N/A
RID-6                      RIAD4846 Est. Pre-Tax Inc - Intl after cap                                           N/A
RID-7                      RIAD4797 Intl Income Taxes                                                           N/A
RID-8                      RIAD4341 Estimated Net Inc - Intl Ops                                                N/A
RIE-1.a                    RIADC013 Other non-interest income (RI-5.l)                                        11497
RIE-1.b                    RIADC014 Other non-interest income (RI-5.l)                                         1130
RIE-1.c                    RIADC016 Other non-interest income (RI-5.l)                                        88119
RIE-1.d                    RIAD4042 Other non-interest income (RI-5.l)                                            0
RIE-1.e                    RIADC015 Other non-interest income (RI-5.l)                                        17267
RIE-1.f                    RIAD4461 Other non-interest income (RI-5.l)                                        95488
RIE-1.g                    RIAD4462 Other non-interest income (RI-5.l)                                       194009
RIE-1.h                    RIAD4463 Other non-interest income (RI-5.l)                                       311300
RIE-2.a                    RIADC017 Other non-interest expense (RI-7.d)                                      106023
RIE-2.b                    RIAD0497 Other non-interest expense (RI-7.d)                                      176422
RIE-2.c                    RIAD4136 Other non-interest expense (RI-7.d)                                        1854
RIE-2.d                    RIADC018 Other non-interest expense (RI-7.d)                                       39829
RIE-2.e                    RIAD8403 Other non-interest expense (RI-7.d)                                       40070
RIE-2.f                    RIAD4141 Other non-interest expense (RI-7.d)                                       13199
RIE-2.g                    RIAD4146 Other non-interest expense (RI-7.d)                                       14390
RIE-2.h                    RIAD4464 Other non-interest expense (RI-7.d)                                      583671
RIE-2.I                    RIAD4467 Other non-interest expense (RI-7.d)                                      123905
RIE-2.j                    RIAD4468 Other non-interest expense (RI-7.d)                                      100756
RIE-3.a.1                  RIAD6373 Effect of adopting FAS 133                                                    0
RIE-3.a.2                  RIAD4486 Applicable tax effect (RI-11)                                                 0
RIE-3.b.1                  RIAD4487 Applicable tax effect (RI-11)                                                 0
RIE-3.b.2                  RIAD4488 Applicable tax effect (RI-11)                                                 0
RIE-3.c.1                  RIAD4489 Applicable tax effect (RI-11)                                                 0
RIE-3.c.2                  RIAD4491 Applicable tax effect (RI-11)                                                 0
RIE-4.a                    RIADB526 Restatements Due (RI-A.2)                                                     0
RIE-4.b                    RIADB527 Restatements Due (RI-A.2)                                                     0
RIE-5.a                    RIAD4498 Transactions w/parent (RIA-11)                                         -1350000
RIE-5.b                    RIAD4499 Transactions w/parent (RIA-11)                                           777547

RIE-6.b                    RIAD4522 Adjs. to allow for l & l loss (RIB.2.5)                                  -62786
RIE-7                      RIAD4769 RI-E  Other Explanations (Y/N)                                                Y
RC-1.a                     RCFD0081 Cash and Noninterest-bearing Balances                                   7424578
RC-1.b                     RCFD0071 Interest-bearing Balances                                                 98102
RC-2.a                     RCFD1754 Securities Held-to-Maturity                                              278690
RC-2.b                     RCFD1773 Total Avail-for-sale - Fair Value                                      25107852
RC-3                       RCFD1350 Fed Funds Sold & Secs Purchased                                         1509608
RC-4.a                     RCFD5369 Loans & leases held for sale                                            3300036
RC-4.b                     RCFDB528 Loans & leases, net Unearned Inc                                      110352733
RC-4.c                     RCFD3123 LESS: Allowance for Loan and Lease Lo                                   2341530
RC-4.d                     RCFDB529 Loans & leases, net Unearned Inc & Allow                              108011203
RC-5                       RCFD3545 Total Trading Assets                                                     179817
RC-6                       RCFD2145 Premises and Fixed Assets                                               1455348
RC-7                       RCFD2150 Othr Real Estate - Total                                                  55170
RC-8                       RCFD2130 Investmnts in unconsold subs - Total                                     707366
RC-9                       RCFD2155 Customers' Liability on Acceptances                                      184931
RC-10.a                    RCFD3163 Goodwill                                                                4519721
RC-10.b                    RCFD0426 Other intangible assets                                                 3669399
RC-11                      RCFD2160 Total Other Assets                                                      6597674
RC-12                      RCFD2170 Total Assets                                                          163099495
RC-13.a                    RCON2200 Deposits: Domestic Offices                                            101929065
RC-13.a.1                  RCON6631 Domestic Deposits: Noninterest-bearin                                  26037605
RC-13.a.2                  RCON6636 Domestic Deposits: Interest-bearing                                    75891460
RC-13.b                    RCFN2200 Total Deps in Foreign Offices                                           4799676
RC-13.b.1                  RCFN6631 Foreign Deposits: Noninterest-bearing                                         0
RC-13.b.2                  RCFN6636 Foreign Deposits: Interest-bearing                                      4799676
RC-14                      RCFD2800 Fed Funds Purchased & Secs Sold                                         3823703
RC-15                      RCFD3548 Total trading liabilities                                                168430
RC-16                      RCFD3190 Other borrowed money                                                   24037743
RC-18                      RCFD2920 Bank's Liability on Acceptances                                          184931
RC-19                      RCFD3200 Subordinated Notes and Debentures                                       5477870
RC-20                      RCFD2930 Total Other Liabilities                                                 3711905
RC-21                      RCFD2948 Total Liabilities                                                     144133323
RC-22                      RCFD3000 Minority Interest in Subsidiaries                                        943906
RC-23                      RCFD3838 Perpetual Preferred Stock & Surplus                                           0
RC-24                      RCFD3230 Common Stock                                                             310004
RC-25                      RCFD3839 Surplus                                                                11775689
RC-26.a                    RCFD3632 Undivided Profits/Capital Reserves                                      5573045
RC-26.b                    RCFDB530 Accumulated other comprehensive Inc                                      363528
RC-27                      RCFDA130 Other equity captial components                                               0
RC-28                      RCFD3210 Total Equity Capital                                                   18022266
RC-29                      RCFD3300 Total Liabs, Pref. Stck, & Equity Cap                                 163099495
RC-M.1                     RCFD6724 Auditor memo                                                                N/A
RCA-1                      RCFD0022 Cash - process collect, debits, currency                                6585338
RCA-1.a                    RCON0020 Cash Items in Process of Collection                                     5385157
RCA-1.b                    RCON0080 Currency and Coin                                                       1198140
RCA-2                      RCON0082 Bal Due - Dep Inst (US)                                                  698446
RCA-2.a                    RCFD0083 Due from US Dep'y/Foreign Banks                                               0
RCA-2.b                    RCFD0085 Due from Other US Dep'y                                                  698607
RCA-3                      RCON0070 Bal Due - Foreign                                                         40823
RCA-3.a                    RCFD0073 Due from For Branches/US Banks                                                0
RCA-3.b                    RCFD0074 Due from Other For Banks/Countries                                        53862
RCA-4(a)                   RCFD0090 Due from Fed Rsv Banks - Cons                                            184873
RCA-4(b)                   RCON0090 Due from Fed Rsv Banks - Domestic                                        184873
RCA-5(a)                   RCFD0010 Consolidated Bank - Total                                               7522680
RCA-5(b)                   RCON0010 Domestic Office - Total                                                 7507439

RCB-1(a)                   RCFD0211 Held: Cost: US Treasury Securities                                            0
RCB-1(b)                   RCFD0213 Held: Value: US Treasury Securities                                           0
RCB-1(c)                   RCFD1286 Sale: Cost: US Treasury Securities                                       367457
RCB-1(d)                   RCFD1287 Sale: Value: US Treasury Securities                                      371002
RCB-2.a(a)                 RCFD1289 Held: Cost: Obligations US agencies                                           0
RCB-2.a(b)                 RCFD1290 Held: Value: Obligations US agencies                                          0
RCB-2.a(c)                 RCFD1291 Sale: Cost: Obligations US agencies                                      127484
RCB-2.a(d)                 RCFD1293 Sale: Value: Obligations US agencies                                     129881
RCB-2.b(a)                 RCFD1294 Held: Cost: Obligations US sponsored                                          0
RCB-2.b(b)                 RCFD1295 Held: Value: Obligations US sponsored                                         0
RCB-2.b(c)                 RCFD1297 Sale: Cost: Obligations US sponsored                                     984938
RCB-2.b(d)                 RCFD1298 Sale: Value: Obligations US sponsored                                   1002381
RCB-3(a)                   RCFD8496 Held: Cost: Sec-States/Pol subdiv in US                                  252144
RCB-3(b)                   RCFD8497 Held: Value: Sec-States/Pol subdiv in US                                 261263
RCB-3(c)                   RCFD8498 Sale: Cost: Sec-States/Pol subdiv in US                                  992400
RCB-3(d)                   RCFD8499 Sale: Value: Sec-States/Pol subdiv in US                                1021664
RCB-4.a.1(a)               RCFD1698 Held: Cost: Security Guaranteed GNMA                                          0
RCB-4.a.1(b)               RCFD1699 Held: Value: Security Guaranteed GNMA                                         0
RCB-4.a.1(c)               RCFD1701 Sale: Cost: Security Guaranteed GNMA                                     445563
RCB-4.a.1(d)               RCFD1702 Sale: Value: Security Guaranteed GNMA                                    459546
RCB-4.a.2(a)               RCFD1703 Held: Cost: Security Issued FNMA                                              0
RCB-4.a.2(b)               RCFD1705 Held: Value: Security Issued FNMA                                             0
RCB-4.a.2(c)               RCFD1706 Sale: Cost: Security Issued FNMA                                        8733965
RCB-4.a.2(d)               RCFD1707 Sale: Value: Security Issued FNMA                                       8871120
RCB-4.a.3(a)               RCFD1709 Held: Cost: Other Pass-Through Secs                                       26546
RCB-4.a.3(b)               RCFD1710 Held: Value: Other Pass-Through Secs                                      26546
RCB-4.a.3(c)               RCFD1711 Sale: Cost: Other Pass-Through Secs                                        1249
RCB-4.a.3(d)               RCFD1713 Sale: Value: Other Pass-Through Secs                                       1230
RCB-4.b.1(a)               RCFD1714 Held: Cost: Issued/Guar. FNMA, Etc.                                           0
RCB-4.b.1(b)               RCFD1715 Held: Value: Issued/Guar. FNMA, Etc.                                          0
RCB-4.b.1(c)               RCFD1716 Sale: Cost: Issued/Guar. FNMA, Etc.                                    11635388
RCB-4.b.1(d)               RCFD1717 Sale: Value: Issued/Guar. FNMA, Etc.                                   11830050
RCB-4.b.2(a)               RCFD1718 Held: Cost: Collateralized MBS -FNMA                                          0
RCB-4.b.2(b)               RCFD1719 Held: Value: Collateralized MBS -FNMA                                         0
RCB-4.b.2(c)               RCFD1731 Sale: Cost: Collateralized MBS -FNMA                                        171
RCB-4.b.2(d)               RCFD1732 Sale: Value: Collateralized MBS -FNMA                                       172
RCB-4.b.3(a)               RCFD1733 Held: Cost: All Other MBS                                                     0
RCB-4.b.3(b)               RCFD1734 Held: Value: All Other MBS                                                    0
RCB-4.b.3(c)               RCFD1735 Sale: Cost: All Other MBS                                                555874
RCB-4.b.3(d)               RCFD1736 Sale: Value: All Other MBS                                               562318
RCB-5.a(a)                 RCFDB838 Held: Cost: Credit card rec                                                   0
RCB-5.a(b)                 RCFDB839 Held: Value: Credit card rec                                                  0
RCB-5.a(c)                 RCFDB840 Sale: Cost: Credit card rec                                                4635
RCB-5.a(d)                 RCFDB841 Sale: Value: Credit card rec                                               4760
RCB-5.b(a)                 RCFDB842 Held: Cost: Home equity lines                                                 0
RCB-5.b(b)                 RCFDB843 Held: Value: Home equity lines                                                0
RCB-5.b(c)                 RCFDB844 Sale: Cost: Home equity lines                                              1307
RCB-5.b(d)                 RCFDB845 Sale: Value: Home equity lines                                             1308
RCB-5.c(a)                 RCFDB846 Held: Cost: Automobile Loans                                                  0
RCB-5.c(b)                 RCFDB847 Held: Value: Automobile Loans                                                 0
RCB-5.c(c)                 RCFDB848 Sale: Cost: Automobile Loans                                               5835
RCB-5.c(d)                 RCFDB849 Sale: Value: Automobile Loans                                              5840
RCB-5.d(a)                 RCFDB850 Held: Cost: Other Consumer Loans                                              0
RCB-5.d(b)                 RCFDB851 Held: Value: Other Consumer Loans                                             0
RCB-5.d(c)                 RCFDB852 Sale: Cost: Other Consumer Loans                                              0
RCB-5.d(d)                 RCFDB853 Sale: Value: Other Consumer Loans                                             0

RCB-5.e(a)                 RCFDB854 Held: Cost: Coml/Indust Loans                                                 0
RCB-5.e(b)                 RCFDB855 Held: Value: Coml/Indust Loans                                                0
RCB-5.e(c)                 RCFDB856 Sale: Cost: Coml/Indust Loans                                            146495
RCB-5.e(d)                 RCFDB857 Sale: Value: Coml/Indust Loans                                           150287
RCB-5.f(a)                 RCFDB858 Held: Cost: Other ABS                                                         0
RCB-5.f(b)                 RCFDB859 Held: Value: Other ABS                                                        0
RCB-5.f(c)                 RCFDB860 Sale: Cost: Other ABS                                                         0
RCB-5.f(d)                 RCFDB861 Sale: Value: Other ABS                                                        0
RCB-6.a(a)                 RCFD1737 Held: Cost: Other Domestic Debt Sec.                                          0
RCB-6.a(b)                 RCFD1738 Held: Value: Other Domestic Debt Sec.                                         0
RCB-6.a(c)                 RCFD1739 Sale: Cost: Other Domestic Debt Sec.                                     455331
RCB-6.a(d)                 RCFD1741 Sale: Value: Other Domestic Debt Sec.                                    435775
RCB-6.b(a)                 RCFD1742 Held: Cost: Foreign Debt Securities                                           0
RCB-6.b(b)                 RCFD1743 Held: Value: Foreign Debt Securities                                          0
RCB-6.b(c)                 RCFD1744 Sale: Cost: Foreign Debt Securities                                       19620
RCB-6.b(d)                 RCFD1746 Sale: Value: Foreign Debt Securities                                      19550
RCB-7(c)                   RCFDA510 Sale: Cost: Securities Mutual Funds                                      240968
RCB-7(d)                   RCFDA511 Sale: Value: Securities Mutual Funds                                     240968
RCB-8(a)                   RCFD1754 Total Held-to-maturity - Amort Cost                                      278690
RCB-8(b)                   RCFD1771 Total Held-to-maturity - Fair Value                                      287809
RCB-8(c)                   RCFD1772 Total Avail-for-sale - Amort Cost                                      24718680
RCB-8(d)                   RCFD1773 Total Avail-for-sale - Fair Value                                      25107852
RCB-M.1                    RCFD0416 Memoranda: Pledged                                                     16647938
RCB-M.2.a.1                RCFDA549 Memoranda: Non-Mort Debt (less than) 3 MO                               1003595
RCB-M.2.a.2                RCFDA550 Memoranda: Non-Mort Debt 3-12 MO                                         253188
RCB-M.2.a.3                RCFDA551 Memoranda: Non-Mort Debt 1-3 YRS                                        1140126
RCB-M.2.a.4                RCFDA552 Memoranda: Non-Mort Debt 3-5 YRS                                         281052
RCB-M.2.a.5                RCFDA553 Memoranda: Non-Mort Debt 5-15 YRS                                        593590
RCB-M.2.a.6                RCFDA554 Memoranda: Non-Mort Debt (greater than) 15 YRS                           123041
RCB-M.2.b.1                RCFDA555 Memoranda: Mort Pass Thru (less than) 3 MO                               604577
RCB-M.2.b.2                RCFDA556 Memoranda: Mort Pass Thru 3-12 MO                                         38894
RCB-M.2.b.3                RCFDA557 Memoranda: Mort Pass Thru 1-3 YRS                                         18890
RCB-M.2.b.4                RCFDA558 Memoranda: Mort Pass Thru 3-5 YRS                                         87357
RCB-M.2.b.5                RCFDA559 Memoranda: Mort Pass Thru 5-15 YRS                                      7579512
RCB-M.2.b.6                RCFDA560 Memoranda: Mort Pass Thru (greater than) 15 YRS                         1029212
RCB-M.2.c.1                RCFDA561 Memoranda: Other Mort-backed (less than) 3 YRS                           325470
RCB-M.2.c.2                RCFDA562 Memoranda: Other Mort-backed (greater than) 3 YRS                      12067070
RCB-M.2.d                  RCFDA248 Memoranda: Tot Debt (less than) 1 YR                                     754288
RCB-M.3                    RCFD1778 Amortized Cost Held Securities Sold                                           0
RCB-M.4.a                  RCFD8782 Structured Notes - Amortized Cost                                          2668
RCB-M.4.b                  RCFD8783 Structured Notes - Fair Value                                              2673
RCC(P1)-1                  RCFD1410 Loans Sec by Real Estate                                               45814357
RCC(P1)-1.a                RCON1415 Construction and Land Development                                       6647302
RCC(P1)-1.b                RCON1420 Secured by Farmland                                                      636144
RCC(P1)-1.c.1              RCON1797 Secured by 1-4: Revolving                                               5362063
RCC(P1)-1.c.2.a            RCON5367 Secured by 1-4: Other (first liens)                                     9558902
RCC(P1)-1.c.2.b            RCON5368 Secured by 1-4: Other (junior liens)                                    5667551
RCC(P1)-1.d                RCON1460 Secured by 5+                                                           2142922
RCC(P1)-1.e                RCON1480 Secured by Nonfarm Nonresidential                                      15799473
RCC(P1)-2.a                RCONB531 Commercial Banks - US                                                     24841
RCC(P1)-2.a.1              RCFDB532 US branches/agencies of foreign banks                                         0
RCC(P1)-2.a.2              RCFDB533 US branches/agencies of foreign banks                                     24841
RCC(P1)-2.b(a)             RCFDB534 Other commerc banks in US                                                 59731
RCC(P1)-2.b(b)             RCONB534 Other deposit inst in US                                                  59731
RCC(P1)-2.c                RCONB535 Foreign Banks                                                            158622
RCC(P1)-2.c1               RCFDB536 Foreign branches of other US banks                                          187

RCC(P1)-2.c2               RCFDB537 Other banks in foreign countries                                         158435
RCC(P1)-3(a)               RCFD1590 Consolidated  to Farmers                                                1002615
RCC(P1)-3(b)               RCON1590 Domestic to Farmers                                                     1002615
RCC(P1)-4.a(a)             RCFD1763 Consolidated US Coml                                                   34830339
RCC(P1)-4.a(b)             RCON1763 Domestic US Coml                                                       34790784
RCC(P1)-4.b(a)             RCFD1764 Consolidated non-US Coml                                                 137882
RCC(P1)-4.b(b)             RCON1764 Domestic non-US Coml                                                      39590
RCC(P1)-6.a(a)             RCFDB538 Loans to individuals - CC (Cons)                                        4802936
RCC(P1)-6.a(b)             RCONB538 Loans to individuals - CC (Dom)                                         4802936
RCC(P1)-6.b(a)             RCFDB539 Loans to individuals-Other (Cons)                                       2492691
RCC(P1)-6.b(b)             RCONB539 Loans to individuals-Other (Dom)                                        2492691
RCC(P1)-6.c(a)             RCFD2011 Cons Other Consumer (Cons)                                              8666443
RCC(P1)-6.c(b)             RCON2011 Cons Other Consumer (Dom)                                               8666443
RCC(P1)-7(a)               RCFD2081 Consolidated Loans to For Govts                                               0
RCC(P1)-7(b)               RCON2081 Domestic Loans to For Govts                                                   0
RCC(P1)-8(a)               RCFD2107 Consolidated Obligations US                                             1436737
RCC(P1)-8(b)               RCON2107 Domestic Obligations US                                                 1436737
RCC(P1)-9                  RCFD1563 Consolidated Other                                                      3592044
RCC(P1)-9.a                RCON1545 Domestic Loans for Securities                                            614681
RCC(P1)-9.b                RCON1564 Domestic Other                                                          2977363
RCC(P1)-10                 RCON2165 Domestic Leases                                                        10632598
RCC(P1)-10.a               RCFD2182 Consolidated US Leases                                                 10631346
RCC(P1)-10.b               RCFD2183 Consolidated For Leases                                                    2185
RCC(P1)-11(a)              RCFD2123 LESS: Consolidated Unearned Income                                            0
RCC(P1)-11(b)              RCON2123 LESS: Domestic Unearned Income                                                0
RCC(P1)-12(a)              RCFD2122 Total Loans & Leases (Consolidated)                                   113652769
RCC(P1)-12(b)              RCON2122 Total Loans & Leases (Domestic)                                       113513989
RCC(P1)-M.1                RCFD1616 Loans and leases restructured                                                 0
RCC(P1)-M.2.a.1            RCONA564 Memo: Loans Secd by Real Est (less than) 3 MO                           1040370
RCC(P1)-M.2.a.2            RCONA565 Memo: Loans Secd by Real Est 3-12 MO                                    1093349
RCC(P1)-M.2.a.3            RCONA566 Memo: Loans Secd by Real Est 1-3 YRS                                    1604784
RCC(P1)-M.2.a.4            RCONA567 Memo: Loans Secd by Real Est 3-5 YRS                                     624339
RCC(P1)-M.2.a.5            RCONA568 Memo: Loans Secd by Real Est 5-15 YRS                                   1470139
RCC(P1)-M.2.a.6            RCONA569 Memo: Loans Secd by Real Est (greater than) 15 YRS                      3640443
RCC(P1)-M.2.b.1            RCFDA570 Memo: Other Loans/Leases (less than) 3 MO                              53307237
RCC(P1)-M.2.b.2            RCFDA571 Memo: Other Loans/Leases 3-12 MO                                        4987987
RCC(P1)-M.2.b.3            RCFDA572 Memo: Other Loans/Leases 1-3 YRS                                       17428625
RCC(P1)-M.2.b.4            RCFDA573 Memo: Other Loans/Leases 3-5 YRS                                       15090640
RCC(P1)-M.2.b.5            RCFDA574 Memo: Other Loans/Leases 5-15 YRS                                      10599986
RCC(P1)-M.2.b.6            RCFDA575 Memo: Other Loans/Leases (greater than) 15 YRS                          1755143
RCC(P1)-M.2.c              RCFDA247 Memo: Tot Remg Loans/Leases (less than) 1 YR                           26155640
RCC(P1)-M.3                RCFD2746 Loans to fin. comm. real est., constr                                   1152164
RCC(P1)-M.4                RCON5370 Adj. rate closed-end loans secured                                      2741964
RCC(P1)-M.5                RCFDB837 Loan secured by real estate to non-US                                         0
RCC(P2)-1                  RCON6999 YES/NO - RCC01.E & RCC04 (greater than)= $ 100,000                          N/A
RCC(P2)-2.a                RCON5562 Number of Loans RCC01.E                                                     N/A
RCC(P2)-2.b                RCON5563 Number of Loans RCC04                                                       N/A
RCC(P2)-3.a(a)             RCON5564 Number of Loans RCC01.E Orig (less than)= $100K                             N/A
RCC(P2)-3.a(b)             RCON5565 Amount of Loans RCC01.E Orig (less than)= $100K                             N/A
RCC(P2)-3.b(a)             RCON5566 # of Loans RCC01.E $100K(less than)Orig(less than)=$250K                    N/A
RCC(P2)-3.b(b)             RCON5567 $ of Loans RCC01.E $100K(less than)Orig(less than)=$250K                    N/A
RCC(P2)-3.c(a)             RCON5568 # of Loans RCC01.E $250K (less than) Orig (less than)=$1M                   N/A
RCC(P2)-3.c(b)             RCON5569 $ of Loans RCC01.E $250K (less than) Orig (less than)=$1M                   N/A
RCC(P2)-4.a(a)             RCON5570 Number of Loans RCC04 Orig (less than)= $100K                               N/A
RCC(P2)-4.a(b)             RCON5571 Amount of Loans RCC04 Orig (less than)= $100K                               N/A
RCC(P2)-4.b(a)             RCON5572 # of Loans RCC04 $100K(less than) Orig (less than)= $250K                   N/A

RCC(P2)-4.b(b)             RCON5573 $ of Loans RCC04 $100K(less than) Orig (less than)= $250K                   N/A
RCC(P2)-4.c(a)             RCON5574 # of Loans RCC04 $250K (less than) Orig (less than)= $1M                    N/A
RCC(P2)-4.c(b)             RCON5575 $ of Loans RCC04 $250K (less than) Orig (less than)= $1M                    N/A
RCC(P2)-5                  RCON6860 YES/NO - RCC01.B & RCC03 (greater than)= $ 100,000                          N/A
RCC(P2)-6.a                RCON5576 Number of Loans RCC01.B                                                     N/A
RCC(P2)-6.b                RCON5577 Number of Loans RCC03                                                       N/A
RCC(P2)-7.a(a)             RCON5578 Number of Loans RCC01.B Orig (less than)= $100K                             N/A
RCC(P2)-7.a(b)             RCON5579 Amount of Loans RCC01.B Orig (less than)= $100K                             N/A
RCC(P2)-7.b(a)             RCON5580 # of Loans RCC01.B $100K(less than)Orig(less than)=$250K                    N/A
RCC(P2)-7.b(b)             RCON5581 $ of Loans RCC01.B $100K(less than)Orig(less than)=$250K                    N/A
RCC(P2)-7.c(a)             RCON5582 # of Loans RCC01.B $250K(less than)Orig(less than)=$500K                    N/A
RCC(P2)-7.c(b)             RCON5583 $ of Loans RCC01.B $250K(less than)Orig(less than)=$500K                    N/A
RCC(P2)-8.a(a)             RCON5584 Number of Loans RCC03 - Orig (less than)= $100K                             N/A
RCC(P2)-8.a(b)             RCON5585 Amount of Loans RCC03 - Orig (less than)= $100K                             N/A
RCC(P2)-8.b(a)             RCON5586 # of Loans RCC03 - $100K(less than)Orig(less than)=$250K                    N/A
RCC(P2)-8.b(b)             RCON5587 $ of Loans RCC03 - $100K(less than)Orig(less than)=$250K                    N/A
RCC(P2)-8.c(a)             RCON5588 # of Loans RCC03 - $250K(less than)Orig(less than)=$500K                    N/A
RCC(P2)-8.c(b)             RCON5589 $ of Loans RCC03 - $250K(less than)Orig(less than)=$500K                    N/A
RCD-1                      RCON3531 US Treasury securities                                                        0
RCD-2                      RCON3532 US Govt agency obligations                                                    0
RCD-3                      RCON3533 Securities issued by State and Subdiv                                         0
RCD-4.a                    RCON3534 Pass-through secs by FNMA/FHLMC/GNMA                                          0
RCD-4.b                    RCON3535 CMOs and REMICs issued by FNMA/FHLMC                                          0
RCD-4.c                    RCON3536 All other mortgage-backed securities                                          0
RCD-5                      RCON3537 Other debt securities                                                         0
RCD-9                      RCON3541 Other trading assets domestic                                                 0
RCD-10                     RCFN3542 Trading assets foreign                                                        0
RCD-11.a                   RCON3543 Gains on rate & contracts domestic                                       179246
RCD-11.b                   RCFN3543 Gains on rate & contracts foreign                                           571
RCD-12                     RCFD3545 Total Trading Assets                                                     179817
RCD-13                     RCFD3546 Liability for short positions                                                 0
RCD-14                     RCFD3547 Losses on rate & contracts                                               168430
RCD-15                     RCFD3548 Total trading liabilities                                                168430
RCE(P1)-1(a)               RCONB549 Indv, partner, & corp - Transaction                                    25503598
RCE(P1)-1(c)               RCONB550 Indv,partner,& corp - Non-Transaction                                  70522655
RCE(P1)-2(a)               RCON2202 USG Transaction                                                           27442
RCE(P1)-2(c)               RCON2520 USG Nontransaction                                                        13870
RCE(P1)-3(a)               RCON2203 State/Local Transaction                                                 1161614
RCE(P1)-3(c)               RCON2530 State/Local Nontransaction                                              4167297
RCE(P1)-4(a)               RCONB551 Cml banks/Other US - Transaction                                         439227
RCE(P1)-4(c)               RCONB552 Cml banks/Other US - Transaction                                          15886
RCE(P1)-5(a)               RCON2213 Banks in Foreign Count - Transaction                                      77442
RCE(P1)-5(c)               RCON2236 Banks in Foreign Count - Nontransaction                                       8
RCE(P1)-6(a)               RCON2216 For Govt Transaction                                                          0
RCE(P1)-6(c)               RCON2377 For Govt Nontransaction                                                      26
RCE(P1)-7(a)               RCON2215 Total Transaction Accounts                                             27209323
RCE(P1)-7(b)               RCON2210 Total Demand Deposits                                                  18990535
RCE(P1)-7(c)               RCON2385 Total Nontransaction Accounts                                          74719742
RCE(P1)-M.1.a              RCON6835 IRA/Keogh                                                               1925328
RCE(P1)-M.1.b              RCON2365 Brokered                                                                3619639
RCE(P1)-M.1.c.1            RCON2343 Brokered (less than) $100K                                                  526
RCE(P1)-M.1.c.2            RCON2344 Brokered Participated to (less than) $100K                               273408
RCE(P1)-M.1.d.1            RCONA243 Matur data:denom (less than) 100k,matur(less than)= 1 yr                    477
RCE(P1)-M.1.d.2            RCONA244 Matur data:denom =(greater than)100k,matur(less than)= 1 yr             3389178
RCE(P1)-M.1.e              RCON5590 Memoranda: Preferred Deposits                                               N/A
RCE(P1)-M.2.a.1            RCON6810 MMDAs                                                                  39023412

RCE(P1)-M.2.a.2            RCON0352 Other Savings                                                           4596659
RCE(P1)-M.2.b              RCON6648 Time Deposits (less than) $100K                                        21431239
RCE(P1)-M.2.c              RCON2604 Memoranda: Time Deposits (greater than)=$100 000                        9668433
RCE(P1)-M.3.a.1            RCONA579 Memo: Time Deps (less than) 100K (less than) 3 MO                       4816082
RCE(P1)-M.3.a.2            RCONA580 Memo: Time Deps (less than) 100K 3-12 MO                                9580148
RCE(P1)-M.3.a.3            RCONA581 Memo: Time Deps (less than) 100K 1-3 YRS                                5708209
RCE(P1)-M.3.a.4            RCONA582 Memo: Time Deps (less than) 100K (greater than) 3 YRS                   1326800
RCE(P1)-M.3.b              RCONA241 Memo: Time Deps (less than) 100K (less than) 1 YR                      14289477
RCE(P1)-M.4.a.1            RCONA584 Memo: Time Deps (greater than) 100K (less than) 3 MO                    4321570
RCE(P1)-M.4.a.2            RCONA585 Memo: Time Deps (greater than) 100K 3-12 MO                             3710204
RCE(P1)-M.4.a.3            RCONA586 Memo: Time Deps (greater than) 100K 1-3 YRS                             1120045
RCE(P1)-M.4.a.4            RCONA587 Memo: Time Deps (greater than) 100K (greater than) 3 YRS                 516614
RCE(P1)-M.4.b              RCONA242 Memo: Time Deps (greater than) 100K (less than) 1 YR                    7898845
RCE(P2)-1                  RCFNB553 Deposits: Individual, partner, corp.                                    1446867
RCE(P2)-2                  RCFNB554 Deposits: US Banks                                                      3352809
RCE(P2)-3                  RCFN2625 Deposits: Foreign Banks                                                       0
RCE(P2)-4                  RCFN2650 Deposits: Foreign Govts.                                                      0
RCE(P2)-5                  RCFNB555 Deposits: US Govt.,states,political                                           0
RCE(P2)-6                  RCFN2200 Total Deps in Foreign Offices                                           4799676
RCE(P2)-M.1                RCFNA245 Memo:TD with remaining maturity(less than)=1 yr"                        4799676
RCF-1                      RCFDB556 Accrued interest receivable                                              841290
RCF-2                      RCFD2148 Net Deferred Tax Assets                                                       0
RCF-3.a                    RCFDA519 Interest Only Strip: Mortgage Loans                                           0
RCF-3.b                    RCFDA520 Interest Only Strip: Other Assets                                         30560
RCF-4                      RCFD1752 Sale: Cost: Other Equity Securities                                      779245
RCF-5                      RCFD2168 Other Assets                                                            4946579
RCF-5.a                    RCFD2166 Other Assets - Line A                                                         0
RCF-5.b                    RCFDC009 Other Assets - Line B                                                   1387482
RCF-5.c                    RCFD1578 Other Assets - Line C                                                         0
RCF-5.d                    RCFDC010 Other Assets - Line D                                                    525403
RCF-5.e                    RCFD3549 Other Assets - Line E                                                   1633351
RCF-5.f                    RCFD3550 Other Assets - Line F                                                         0
RCF-5.g                    RCFD3551 Other Assets - Line G                                                         0
RCF-6                      RCFD2160 Total Other Assets                                                      6597674
RCG-1.a                    RCON3645 Expenses Accrued and Unpaid on deposi                                    448454
RCG-1.b                    RCFD3646 Other Expenses Accrued and Unpaid                                       1268983
RCG-2.                     RCFD3049 Net Deferred Tax Liabilities                                            1097898
RCG-3                      RCFDB557 Allowance for credit losses                                                5550
RCG-4.                     RCFD2938 Other Liabilities                                                        891020
RCG-4.a                    RCFD3066 Other Liabilities - Line A                                                    0
RCG-4.b                    RCFDC011 Other Liabilities - Line B                                                    0
RCG-4.c                    RCFD2932 Other Liabilities - Line C                                                    0
RCG-4.d                    RCFDC012 Other Liabilities - Line D                                                 1017
RCG-4.e                    RCFD3552 Other Liabilities - Line E                                               626576
RCG-4.f                    RCFD3553 Other Liabilities - Line F                                                    0
RCG-4.g                    RCFD3554 Other Liabilities - Line G                                                    0
RCG-5.                     RCFD2930 Total Other Liabilities                                                 3711905
RCH-1                      RCON2155 Customers' Liability on Acceptances                                      184931
RCH-2                      RCON2920 Bank's Liability on Acceptances                                          184931
RCH-3                      RCON1350 Fed Funds Sold                                                          1509608
RCH-4                      RCON2800 Fed Funds Purchased                                                     3823703
RCH-5                      RCON3190 Other Borrowed Money                                                   24037743
RCH-6                      RCON2163 Net Due from Own For Offices                                                N/A
RCH-7                      RCON2941 Net Due to Own For Offices                                              4799676
RCH-8                      RCON2192 Total Assets                                                          163099495
RCH-9                      RCON3129 Total Liabilities                                                     139333647

RCH-10                     RCON1039 US Treasury Securities                                                   367457
RCH-11                     RCON1041 US Government agency obligations                                        1112422
RCH-12                     RCON1042 Securities issued by states in the US                                   1244544
RCH-13.a.1                 RCON1043 MBS:  Pass-Through:  FNMA/FHLMC/GNMA                                    9179528
RCH-13.a.2                 RCON1044 MBS:  Pass-Through:  Other Pass-Through                                   26546
RCH-13.b.1                 RCON1209 MBS:  Other MBS:  FNMA/FHLMC/GNMA                                      11635388
RCH-13.b.2                 RCON1280 MBS:  Other MBS:  All Other MBS                                          556045
RCH-14                     RCON1281 Other Domestic Debt Securities                                           613603
RCH-15                     RCON1282 Foreign Debt Securities                                                   19620
RCH-16                     RCONA510 Equity Securities:  Mutual Fund/Eq Sec                                   240968
RCH-17                     RCON1374 Total Securities Held and Sale                                         24996121
RCH-18                     RCON1752 Equity Securities:  All others                                           779245
RCI-1                      RCFN2133 Total IBF Assets                                                            N/A
RCI-2                      RCFN2898 Total IBF Liabilities                                                       N/A
RCK-1                      RCFD3381 Interest-bearing Balances                                                106426
RCK-2                      RCFDB558 US-Treasury securities/agency oblig                                     1426735
RCK-3                      RCFDB559 Mortgage-backed securities                                             19347829
RCK-4                      RCFDB560 All other securities                                                    1902630
RCK-5                      RCFD3365 Fed Funds Sold                                                          1147025
RCK-6.a.1                  RCON3360 Total Loans                                                           105790026
RCK-6.a.2                  RCON3385 RE Loans                                                               47208833
RCK-6.a.3                  RCON3386 Agricultural & Farm Loans                                               1043645
RCK-6.a.4                  RCON3387 Commercial/Industrial Loans                                            38263404
RCK-6.a.5.a                RCONB561 Indv. Loans-Credit cards                                                4789597
RCK-6.a.5.b                RCONB562 Indv. Loans-Other                                                      11167032
RCK-6.b                    RCFN3360 Foreign Office Loans                                                     148847
RCK-7                      RCFD3401 Assets Held in Trading Accounts                                          139982
RCK-8                      RCFD3484 Lease Fin'g Receivables                                                10541768
RCK-9                      RCFD3368 Total Assets                                                          157674051
RCK-10                     RCON3485 Domestic Transaction Accounts                                           7806466
RCK-11.a                   RCONB563 Savings Deposits                                                       42125835
RCK-11.c                   RCONA514 Time Deposits (greater than)= $100,000                                 13001116
RCK-11.d                   RCONA529 Time Deposits (less than) $100,000                                     22143566
RCK-12                     RCFN3404 Interest-bearing Deposits in For Offi                                   3294118
RCK-13                     RCFD3353 Fed Funds Purchased                                                     7949047
RCK-14                     RCFD3355 Other Borrowed Money                                                   17641270
RCL-1.a                    RCFD3814 Unused Commits: Revolv Lines Secured                                    6946016
RCL-1.b                    RCFD3815 Unused Commits: Credit Card Lines                                      38480547
RCL-1.c.1                  RCFD3816 Unused Commits: Fund loans secured                                      4904632
RCL-1.c.2                  RCFD6550 Unused Commits: Fund loans not secure                                   1466903
RCL-1.d                    RCFD3817 Unused Commits: Securities Underwrit                                          0
RCL-1.e                    RCFD3818 Unused Commits: Other Unused Commits                                   43880070
RCL-2                      RCFD3819 Fincl Standby Letters of Credit                                         7300978
RCL-2.a                    RCFD3820 Amount Fincl Standby Letters Conveyed                                    520927
RCL-3.                     RCFD3821 Perfm Standby Letters of Credit                                          454070
RCL-3.a                    RCFD3822 Amount Perfm Standby Letters Conveyed                                     58136
RCL-4                      RCFD3411 Commercl & Similar Letters of Credit                                     438402
RCL-5                      RCFD3428 Participations in Acceptncs Conveyed                                      12226
RCL-6                      RCFD3433 Securities Lent                                                         1023763
RCL-7.a                    RCFDA534 Credit Derivatives: Guarantor                                                 0
RCL-7.b                    RCFDA535 Credit Derivatives: Beneficiary                                               0
RCL-8                      RCFD8765 Spot Foreign Exchange Contracts                                          261569
RCL-9                      RCFD3430 All Other Off-Balance Sheet Liabs                                             0
RCL-9.a                    RCFD3432 Other Off-Balance Sheet Liabilities-A                                         0
RCL-9.b                    RCFD3434 Other Off-Balance Sheet Liabilities-B                                         0
RCL-9.c                    RCFD3555 Other Off-Balance Sheet Liabilities-C                                         0

RCL-9.d                    RCFD3556 Other Off-Balance Sheet Liabilities-D                                         0
RCL-9.e                    RCFD3557 Other Off-Balance Sheet Liabilities-E                                         0
RCL-10                     RCFD5591 All Other Off-Balance Sheet Assets                                            0
RCL-10.a                   RCFD3435 Other Off-Balance Sheet Assets - A                                            0
RCL-10.b                   RCFD5592 Other Off-Balance Sheet Assets - B                                            0
RCL-10.c                   RCFD5593 Other Off-Balance Sheet Assets - C                                            0
RCL-10.d                   RCFD5594 Other Off-Balance Sheet Assets - D                                            0
RCL-10.e                   RCFD5595 Other Off-Balance Sheet Assets - E                                            0
RCL-11.a(a)                RCFD8693 Int Rate Contracts - Gross Futures                                            0
RCL-11.a(b)                RCFD8694 Forgn Exch Contracts - Gross Futures                                          0
RCL-11.a(c)                RCFD8695 Equity Contracts - Gross Futures                                              0
RCL-11.a(d)                RCFD8696 Commodity Contracts - Gross Futures                                           0
RCL-11.b(a)                RCFD8697 Int Rate Contracts - Gross Forwards                                           0
RCL-11.b(b)                RCFD8698 Forgn Exch Contracts - Gross Forwards                                   3702314
RCL-11.b(c)                RCFD8699 Equity Contracts - Gross Forwards                                             0
RCL-11.b(d)                RCFD8700 Commodity Contracts - Gross Forwards                                          0
RCL-11.c.1(a)              RCFD8701 Int Rate Contracts - Exchg Trad Wrttn                                         0
RCL-11.c.1(b)              RCFD8702 Forgn Exch Contracts - Exchg Trad Wrt                                         0
RCL-11.c.1(c)              RCFD8703 Equity Contracts - Exchg Trad Written                                         0
RCL-11.c.1(d)              RCFD8704 Commodity Contracts - Exchg Trad Wrtn                                         0
RCL-11.c.2(a)              RCFD8705 Int Rate Contracts - Exchg Trad Purch                                         0
RCL-11.c.2(b)              RCFD8706 Forgn Exch Contracts - Exchg Trad Pur                                         0
RCL-11.c.2(c)              RCFD8707 Equity Contracts - Exchg Trad Purchas                                         0
RCL-11.c.2(d)              RCFD8708 Commodity Contracts - Exchg Trade Pur                                         0
RCL-11.d.1(a)              RCFD8709 Int Rate Contracts - OTC Written Optn                                    651725
RCL-11.d.1(b)              RCFD8710 Forgn Exch Contracts - OTC Wrtn Optns                                    392373
RCL-11.d.1(c)              RCFD8711 Equity Contracts - OTC Written Option                                         0
RCL-11.d.1(d)              RCFD8712 Commodity Contracts - OTC Written Opt                                         0
RCL-11.d.2(a)              RCFD8713 Int Rate Contracts - OTC Purchased Op                                    658125
RCL-11.d.2(b)              RCFD8714 Forgn Exch Contracts - OTC Purchased                                     392373
RCL-11.d.2(c)              RCFD8715 Equity Contracts - OTC Purchased Optn                                         0
RCL-11.d.2(d)              RCFD8716 Commodity Contracts - OTC Purch Optn                                          0
RCL-11.e(a)                RCFD3450 Int Rate Contracts - Gross Swaps                                       19007234
RCL-11.e(b)                RCFD3826 Forgn Exch Contracts - Gross Swaps                                            0
RCL-11.e(c)                RCFD8719 Equity Contracts - Gross Swaps                                             4740
RCL-11.e(d)                RCFD8720 Commodity Contracts - Gross Swaps                                             0
RCL-12(a)                  RCFDA126 Int Rate Contracts - Gross Held Trade                                   6168534
RCL-12(b)                  RCFDA127 Forgn Exch Contracts - Gross Held Trd                                   4487061
RCL-12(c)                  RCFD8723 Equity Contracts - Gross Held Trading                                         0
RCL-12(d)                  RCFD8724 Commodity Contracts - Gross Held Trad                                         0
RCL-13(a)                  RCFD8725 Int Rate Contracts - Marked to Market                                  14148550
RCL-13(b)                  RCFD8726 Forgn Exch Contracts - Marked to Mrkt                                         0
RCL-13(c)                  RCFD8727 Equity Contracts - Marked to Market                                        4740
RCL-13(d)                  RCFD8728 Commodity  Contracts - Marked to Mrkt                                         0
RCL-13.a(a)                RCFDA589 Int Rate Contracts - Bank Pays Fixed                                          0
RCL-14.a.1(a)              RCFD8733 Int Rate Contracts Held - Pos Values                                     112153
RCL-14.a.1(b)              RCFD8734 Forgn Exch Contracts Held - Pos Value                                     55560
RCL-14.a.1(c)              RCFD8735 Equity Contracts Held - Pos Values                                            0
RCL-14.a.1(d)              RCFD8736 Commodity Contracts Held - Pos Value                                          0
RCL-14.a.2(a)              RCFD8737 Int Rate Contracts Held - Neg Values                                     103049
RCL-14.a.2(b)              RCFD8738 Forgn Exch Contracts Held - Neg Value                                     53477
RCL-14.a.2(c)              RCFD8739 Equity Contracts Held - Neg Values                                            0
RCL-14.a.2(d)              RCFD8740 Commodity Contracts Held - Neg Value                                          0
RCL-14.b.1(a)              RCFD8741 Int Rate Contracts Markd- Pos Values                                     524499
RCL-14.b.1(b)              RCFD8742 Forgn Exch Contracts Markd- Pos Value                                         0
RCL-14.b.1(c)              RCFD8743 Equity Contracts Markd- Pos Values                                          904

RCL-14.b.1(d)              RCFD8744 Commodity Contracts Markd- Pos Value                                          0
RCL-14.b.2(a)              RCFD8745 Int Rate Contracts Markd- Neg Values                                        113
RCL-14.b.2(b)              RCFD8746 Forgn Exch Contracts Markd- Neg Value                                         0
RCL-14.b.2(c)              RCFD8747 Equity Contracts Markd- Neg Values                                          904
RCL-14.b.2(d)              RCFD8748 Commodity Contracts Markd- Neg Value                                          0
RCM-1.a                    RCFD6164 Credit to Executives/Principals                                             673
RCM-1.b                    RCFD6165 Number of Execs Who Borrowed $500K/5%                                         0
RCM-2.a                    RCFD3164 Mtge Servicing Rights                                                    325904
RCM-2.a.1                  RCFDA590 Mort Serv Rights - Est Fair Value                                        308000
RCM-2.b                    RCFDB026 Other intangible - Purch cc rels                                          48906
RCM-2.c                    RCFD5507 Other Intangible - All Other                                            3294589
RCM-2.d                    RCFD0426 Other Intangible - Total                                                3669399
RCM-3.a                    RCFD5372 Othr Real Estate - Direct & Indirect                                          0
RCM-3.b.1                  RCON5508 Othr Real Estate - All other Real Est                                      2005
RCM-3.b.2                  RCON5509 Othr Real Estate - Farmland                                               17224
RCM-3.b.3                  RCON5510 Othr Real Estate - 1-4 Family Residnt                                     29114
RCM-3.b.4                  RCON5511 Othr Real Estate - Multifamily Resid                                        116
RCM-3.b.5                  RCON5512 Othr Real Estate - Nonfarm Nonresiden                                      6711
RCM-3.b.6                  RCFN5513 Othr Real Estate - In Foreign Offices                                         0
RCM-3.c                    RCFD2150 Othr Real Estate - Total                                                  55170
RCM-4.a                    RCFD5374 Inves - Direct & Indirect invest R/E                                          0
RCM-4.b                    RCFD5375 Inves - All othr invest unconsol subs                                    707366
RCM-4.c                    RCFD2130 Investmnts in unconsold subs - Total                                     707366
RCM-5.a.1                  RCFD2651 FHLB advance -maturity (less than)1 year                                1956525
RCM-5.a.2                  RCFDB565 FHLB advance -maturity 1 to 3 years                                     4233086
RCM-5.a.3                  RCFDB566 FHLB advance -maturity (greater than)3 years                            2990755
RCM-5.b.1                  RCFDB571 Other borrowings -maturity (less than)1 year                           11230726
RCM-5.b.2                  RCFDB567 Other borrowings -maturity 1 to 3 years                                 2268808
RCM-5.b.3                  RCFDB568 Other borrowings -maturity (greater than)3 years                        1357843
RCM-5.c                    RCFD3190 Other Borrowed Money - Total                                           24037743
RCM-6                      RCFDB569 Sell prvt party mutual funds/annuit?Y/N                                     YES
RCM-7                      RCFDB570 Assets - mutual funds/annuities                                        50943162
RCN-1.a(a)                 RCON2759 Secured Loans - Const: 30-89 Days                                         70690
RCN-1.a(b)                 RCON2769 Secured Loans - Const: 90+ Days                                           33221
RCN-1.a(c)                 RCON3492 Secured Loans - Const: Nonaccrual                                         55735
RCN-1.b(a)                 RCON3493 Secured Loans - Farmland: 30-89 Days                                       5287
RCN-1.b(b)                 RCON3494 Secured Loans - Farmland: 90+ Days                                          952
RCN-1.b(c)                 RCON3495 Secured Loans - Farmland: Nonaccrual                                       9907
RCN-1.c.1(a)               RCON5398 Secd Loans 1-4 Fam-Revol: 30-89 Days                                      26418
RCN-1.c.1(b)               RCON5399 Secd Loans 1-4 Fam-Revol: 90+ Days                                        10142
RCN-1.c.1(c)               RCON5400 Secd Loans 1-4 Fam-Revol: Nonaccrual                                       3841
RCN-1.c.2(a)               RCON5401 Secd Loans 1-4 Fam-Other: 30-89 Days                                     208870
RCN-1.c.2(b)               RCON5402 Secd Loans 1-4 Fam-Other: 90+ Days                                        90961
RCN-1.c.2(c)               RCON5403 Secd Loans 1-4 Fam-Other: Nonaccrual                                      85478
RCN-1.d(a)                 RCON3499 Secured Loans - Multifam: 30-89 Days                                      23214
RCN-1.d(b)                 RCON3500 Secured Loans - Multifam: 90+ Days                                         1295
RCN-1.d(c)                 RCON3501 Secured Loans - Multifam: Nonaccrual                                       5076
RCN-1.e(a)                 RCON3502 Secured Loans - Non Farm: 30-89 Days                                      91316
RCN-1.e(b)                 RCON3503 Secured Loans - Non Farm: 90+ Days                                         9736
RCN-1.e(c)                 RCON3504 Secured Loans - Non Farm: Nonaccrual                                     108955
RCN-1.f(a)                 RCFNB572 Secured Loans - Foreign: 30-89 Days                                           0
RCN-1.f(b)                 RCFNB573 Secured Loans - Foreign: 90+ Days                                             0
RCN-1.f(c)                 RCFNB574 Secured Loans - Foreign: Nonaccrual                                           0
RCN-2.a(a)                 RCFD5377 Loans US Deps: US Banks: 30-89 Days                                        2250
RCN-2.a(b)                 RCFD5378 Loans US Deps: US Banks: 90+ Days                                           750
RCN-2.a(c)                 RCFD5379 Loans US Deps: US Banks: Nonaccrual                                           0

RCN-2.b(a)                 RCFD5380 Loans US Deps: Foreign:  30-89 Days                                           0
RCN-2.b(b)                 RCFD5381 Loans US Deps: Foreign:  90+ Days                                             0
RCN-2.b(c)                 RCFD5382 Loans US Deps: Foreign:  Nonaccrual                                           0
RCN-3(a)                   RCFD1594 Ag  US: 30-89 Days                                                        30393
RCN-3(b)                   RCFD1597 Ag  US: 90+ Days                                                           4627
RCN-3(c)                   RCFD1583 Ag  US: Nonaccrual                                                        51347
RCN-4.a(a)                 RCFD1251 Coml/Indl  US: 30-89 Days                                                479218
RCN-4.a(b)                 RCFD1252 Coml/Indl  US: 90+ Days                                                   61935
RCN-4.a(c)                 RCFD1253 Coml/Indl  US: Nonaccrual                                                523593
RCN-4.b(a)                 RCFD1254 Coml/Indl  non-US: 30-89 Days                                              1072
RCN-4.b(b)                 RCFD1255 Coml/Indl  non-US: 90+ Days                                                 182
RCN-4.b(c)                 RCFD1256 Coml/Indl  non-US: Nonaccrual                                                 0
RCN-5.a(a)                 RCFDB575 Indv. Loans-Credit cards: 30-89 Days                                     101160
RCN-5.a(b)                 RCFDB576 Indv. Loans-Credit cards: 90+ Days                                        83009
RCN-5.a(c)                 RCFDB577 Indv. Loans-Credit cards: Nonaccrual                                          0
RCN-5.b(a)                 RCFDB578 Indv. Loans-Other: 30-89 Days                                            358465
RCN-5.b(b)                 RCFDB579 Indv. Loans-Other: 90+ Days                                               91272
RCN-5.b(c)                 RCFDB580 Indv. Loans-Other: Nonaccrual                                             18338
RCN-6(a)                   RCFD5389 Foreign:  30-89 Days                                                          0
RCN-6(b)                   RCFD5390 Foreign:  90+ Days                                                            0
RCN-6(c)                   RCFD5391 Foreign:  Nonaccrual                                                          0
RCN-7(a)                   RCFD5459 Other: 30-89 Days                                                        156129
RCN-7(b)                   RCFD5460 Other: 90+ Days                                                            1793
RCN-7(c)                   RCFD5461 Other: Nonaccrual                                                          5588
RCN-8.a(a)                 RCFD1257 Leases  US: 30-89 Days                                                   355115
RCN-8.a(b)                 RCFD1258 Leases  US: 90+ Days                                                      37503
RCN-8.a(c)                 RCFD1259 Leases  US: Nonacrual                                                    141867
RCN-8.b(a)                 RCFD1271 Leases  non-US: 30-89 Days                                                  175
RCN-8.b(b)                 RCFD1272 Leases  non-US: 90+ Days                                                      0
RCN-8.b(c)                 RCFD1791 Leases  non-US: Nonaccrual                                                    0
RCN-9(a)                   RCFD3505 Debt Securities: 30-89 Days                                                   0
RCN-9(b)                   RCFD3506 Debt Securities: 90+ Days                                                     0
RCN-9(c)                   RCFD3507 Debt Securities: Nonaccrual                                                   0
RCN-10(a)                  RCFD5612 Loans/Leases US Guaranteed-30-89 Days                                     13337
RCN-10(b)                  RCFD5613 Loans/Leases US Guaranteed- 90+ Days                                       4072
RCN-10(c)                  RCFD5614 Loans/Leases US Guaranteed-Nonaccrual                                     43718
RCN-10.a(a)                RCFD5615 Loans/Leases Guaranteed: 30-89 Days                                        7801
RCN-10.a(b)                RCFD5616 Loans/Leases Guaranteed: 30-89 Days                                         862
RCN-10.a(c)                RCFD5617 Loans/Leases Guaranteed: 30-89 Days                                       33017
RCN-M.1(a)                 RCFD1658 Restruc'd Loans: 30-89 Days                                                   0
RCN-M.1(b)                 RCFD1659 Restruc'd Loans: 90+ Days                                                     0
RCN-M.1(c)                 RCFD1661 restruc'd Loans: Nonaccrual                                                   0
RCN-M.2(a)                 RCFD6558 Comm Real Estate Loans: 30-89 Days                                        29943
RCN-M.2(b)                 RCFD6559 Comm Real Estate Loans: 90+ Days                                           1757
RCN-M.2(c)                 RCFD6560 Comm Real Estate Loans: Nonaccrual                                        21068
RCN-M.3(a)                 RCFD1248 RE  non-US: 30-89 Days                                                        0
RCN-M.3(b)                 RCFD1249 RE  non-US: 90+ Days                                                          0
RCN-M.3(c)                 RCFD1250 RE  non-US: Nonaccrual                                                        0
RCN-M.5(a)                 RCFD3529 Rate/Contract: Replacement:30-89 Days                                         0
RCN-M.5(b)                 RCFD3530 Rate/Contract: Replacement: 90+ Days                                          0
RCO-1.a                    RCON0030 Unposted Debits                                                               0
RCO-1.b.1                  RCON0031 Unposted Debits: Demand                                                     N/A
RCO-1.b.2                  RCON0032 Unposted Debits: Time/Savings                                               N/A
RCO-2.a                    RCON3510 Unposted Credits                                                              0
RCO-2.b.1                  RCON3512 Unposted Credits: Demand                                                    N/A
RCO-2.b.2                  RCON3514 Unposted Credits: Time/Savings                                              N/A

RCO-3                      RCON3520 Uninvested Trust Fund Cash                                                    0
RCO-4.a                    RCON2211 Demand Deposits of Unconsolidaed Subs                                    248700
RCO-4.b                    RCON2351 Time/Savings Deposits of Unconsolida                                          0
RCO-4.c                    RCON5514 Int accrued/unpaid on deps of con sub                                         0
RCO-5.a                    RCON2229 Demand Deposits: Insured Branches                                             0
RCO-5.b                    RCON2383 Time/Savings Deposits: Insured Branc                                          0
RCO-5.c                    RCON5515 Int accrued/unpaid on deps in ins brc                                         0
RCO-6.a                    RCON2314 Pass-through Reserve Balances: Demand                                         0
RCO-6.b                    RCON2315 Pass-through-Reserve Balances: Time/S                                         0
RCO-7.a                    RCON5516 Unamortized premiums                                                          0
RCO-7.b                    RCON5517 Unamortized discounts                                                     11939
RCO-8.a.1                  RCONA531 OAKAR: Total Deposits Purchased                                        53718084
RCO-8.a.2                  RCONA532 OAKAR: Amt of Purchased Deposits                                        6204534
RCO-8.b                    RCONA533 OAKAR: Total Deposits Sold                                                    0
RCO-10                     RCON8432 Deposit Institution Invest. Contracts                                         0
RCO-11.a                   RCON8785 Reciprocal Demand Bals - Savings Asc.                                         0
RCO-11.b                   RCONA181 Reciprocal Demand Bals - Foreign Brch                                         0
RCO-11.c                   RCONA182 Reciprocal Demand Bals - Cash Items                                           0
RCO-12.a                   RCONA527 Amt of Assets Netted agst Dem Deps                                            0
RCO-12.b                   RCONA528 Amt of Assets Netted agst Tim/Svg Dep                                         0
RCO-M.1.a.1                RCON2702 Amount of Deposit Accounts (less than) $100K                           58029395
RCO-M.1.a.2                RCON3779 (June Only) Number of Deposit Accts (less than)                             N/A
RCO-M.1.b.1                RCON2710 Amount of Deposit Accounts (greater than) $100K                        43899670
RCO-M.1.b.2                RCON2722 Number of Deposit Accounts (greater than) $100K                          109853
RCO-M.2.a                  RCON6861 Yes/No: Bank has a better method/proc                                        NO
RCO-M.2.b                  RCON5597 Uninsured Deposits Amount                                                   N/A
RCO-M.3                    RCONA545 Cert No of consolidated inst.                                               N/A
RCR-1                      RCFD3210 Total Equity Capital                                                   18022266
RCR-2                      RCFD8434 Unrealized holding gain(loss) secur.                                     241313
RCR-3                      RCFDA221 LESS: loss on avail-for-sale securities                                       0
RCR-4                      RCFD4336 Accm net gains(loss) on cash flow hedges                                 125010
RCR-5                      RCFDB588 LESS: nonqual perpetual preferred stock                                       0
RCR-6                      RCFDB589 Qualifying minority interests                                            943906
RCR-7                      RCFDB590 LESS:Disallowed goodwill/intangbl assets                                7630725
RCR-8                      RCFDB591 LESS:Disallowd svc assets/purchased cca                                   48704
RCR-9                      RCFD5610 LESS:Disallowed deferred tax assets                                           0
RCR-10                     RCFDB592 Other add to(deduct from)Tier 1 capt                                          0
RCR-11                     RCFD8274 Tier 1 capital                                                         10920420
RCR-12                     RCFD5306 Qual subord debt/redeem preferred stock                                 4881580
RCR-13                     RCFDB593 Cml perpetual preferred stock                                                 0
RCR-14                     RCFD5310 Allowance for loan/lease losses                                         1964477
RCR-15                     RCFD2221 Unrealized gains on avail-for-sale sec                                        0
RCR-16                     RCFDB594 Other Tier 2 cptl components                                               1400
RCR-17                     RCFD5311 Tier 2 Capital                                                          6847457
RCR-18                     RCFD8275 Allowable Tier 2 cptl                                                   6847457
RCR-19                     RCFD1395 Tier 3 cptl allocated for market risk                                         0
RCR-20                     RCFDB595 LESS: Deductions for ttl risk-based cptl                                      0
RCR-21                     RCFD3792 Total risk-based capital                                               17767877
RCR-22                     RCFD3368 Avg total assets                                                      157674051
RCR-23                     RCFDB590 LESS:Disallowed goodwill/intangbl assets                                7630725
RCR-24                     RCFDB591 LESS:Disallowd svc assets/purchased cca                                   48704
RCR-25                     RCFD5610 LESS:Disallowed deferred tax assets                                           0
RCR-26                     RCFDB596 LESS:Other deduct from assets/lev cptl                                        0
RCR-27                     RCFDA224 Avg total assets for leverage cptl                                    149994622
RCR-28                     RCFDB503 Adj to total risk-based cptl reported                                         0
RCR-29                     RCFDB504 Adj to risk-weighted assets reported                                          0

RCR-30                     RCFDB505 Adj to avg total assers reported                                              0
RCR-31(a)                  RCFD7273 Tier 1 leverage ratio-financial subs                                        N/A
RCR-31(b)                  RCFD7204 Tier 1 leverag -All Banks                                                 7.28%
RCR-32(a)                  RCFD7274 T1 risk-based cptl ratio-financial subs                                     N/A
RCR-32(b)                  RCFD7206 T1 risk-based cptl ratio-All banks                                        6.97%
RCR-33(a)                  RCFD7275 Ttl risk-based cptl-financial subs                                          N/A
RCR-33(b)                  RCFD7205 Ttl risk-based cptl-All banks                                            11.34%
RCR-34(a)                  RCFD0010 Ttl: Cash & bal due from deposit inst                                   7522680
RCR-34(c)                  RCFDB600 0% Risk Weight: Cash & bal due                                          1365556
RCR-34(d)                  RCFDB601 20% Risk Weight: Cash & bal due                                         6157124
RCR-34(f)                  RCFDB602 100% Risk Weight: Cash & bal due                                              0
RCR-35(a)                  RCFD1754 Ttl: Securities Held-to-Maturity                                         278690
RCR-35(b)                  RCFDB603 No Risk-Weighting: Sec Held-to-Maturity                                       0
RCR-35(c)                  RCFDB604 0% Risk Weight: Sec Held-to-Maturity                                          0
RCR-35(d)                  RCFDB605 20% Risk Weight: Sec Held-to-Maturity                                         0
RCR-35(e)                  RCFDB606 50% Risk Weight: Sec Held-to-Maturity                                         0
RCR-35(f)                  RCFDB607 100% Risk Weight: Sec Held-to-Maturity                                   278690
RCR-36(a)                  RCFD1773 Ttl: Available-for-sale                                                25107852
RCR-36(b)                  RCFDB608 No Risk-Weighting: Available-for-sale                                    389152
RCR-36(c)                  RCFDB609 0% Risk Weight: Available-for-sale                                      1986888
RCR-36(d)                  RCFDB610 20% Risk Weight: Available-for-sale                                    21149687
RCR-36(e)                  RCFDB611 50% Risk Weight: Available-for-sale                                      723509
RCR-36(f)                  RCFDB612 100% Risk Weight: Available-for-sale                                     858616
RCR-37(a)                  RCFD1350 Ttl: Fed Funds Sold & Secs Purchased                                    1509608
RCR-37(c)                  RCFDB613 0% Risk Weight: Fed Funds Sold & Sec                                          0
RCR-37(d)                  RCFDB614 20% Risk Weight: Fed Funds Sold & Sec                                   1509608
RCR-37(f)                  RCFDB616 100% Risk Weight: Fed Funds Sold & Sec                                        0
RCR-38(a)                  RCFD5369 Loans & leases held for sale                                            3300036
RCR-38(b)                  RCFDB617 No Risk-Weighting:Loans & leases held                                         0
RCR-38(c)                  RCFDB618 0% Risk Weight: Loans & leases held                                           0
RCR-38(d)                  RCFDB619 20% Risk Weight: Loans & leases held                                     856602
RCR-38(e)                  RCFDB620 50% Risk Weight: Loans & leases held                                    1677078
RCR-38(f)                  RCFDB621 100% Risk Weight: Loans & leases held                                    766356
RCR-39(a)                  RCFDB528 Ttl: Loans & leases,net of unearned Inc                               110352733
RCR-39(b)                  RCFDB622 No Risk-Weighting:Loans & leases,net                                          0
RCR-39(c)                  RCFDB623 0% Risk Weight:Loans & leases,net                                        734674
RCR-39(d)                  RCFDB624 20% Risk Weight:Loans & leases,net                                      1143878
RCR-39(e)                  RCFDB625 50% Risk Weight:Loans & leases,net                                      7646408
RCR-39(f)                  RCFDB626 100% Risk Weight:Loans & leases,net                                   100827773
RCR-40(a)                  RCFD3123 LESS:Allow for Ln and Lse Loss-Total                                    2341530
RCR-40(b)                  RCFD3123 LESS:Allow for Ln & Lse Loss-No Rsk Wght                                2341530
RCR-41(a)                  RCFD3545 Ttl: Trading assets                                                      179817
RCR-41(b)                  RCFDB627 No Risk-Weighting: Trading assets                                        179817
RCR-41(c)                  RCFDB628 0% Risk Weight: Trading assets                                                0
RCR-41(d)                  RCFDB629 20% Risk Weight: Trading assets                                               0
RCR-41(e)                  RCFDB630 50% Risk Weight: Trading assets                                               0
RCR-41(f)                  RCFDB631 100% Risk Weight: Trading assets                                              0
RCR-42(a)                  RCFDB639 Ttl: All other assets                                                  17189609
RCR-42(b)                  RCFDB640 No Risk-Weighting: All other assets                                     7706627
RCR-42(c)                  RCFDB641 0% Risk Weight: All other assets                                         321593
RCR-42(d)                  RCFDB642 20% Risk Weight: All other assets                                       2013009
RCR-42(e)                  RCFDB643 50% Risk Weight: All other assets                                         17314
RCR-42(f)                  RCFD5339 100% Risk Weight: All other assets                                      7131066
RCR-43(a)                  RCFD2170 Ttl: Total assets                                                     163099495
RCR-43(b)                  RCFDB644 No Risk-Weighting: Total assets                                         5934066
RCR-43(c)                  RCFD5320 0% Risk Weight: Total assets                                            4408711

RCR-43(d)                  RCFD5327 20% Risk Weight: Total assets                                          32829908
RCR-43(e)                  RCFD5334 50% Risk Weight: Total assets                                          10064309
RCR-43(f)                  RCFD5340 100% Risk Weight: Total assets                                        109862501
RCR-44(a)                  RCFD3819 Value/Amount: Fncl Stndby Ltrs of Crdt                                  7300978
RCR-44(b)                  RCFDB645 Credit Equiv: Fncl Stndby Ltrs of Crdt                                  7300978
RCR-44(c)                  RCFDB646 0% Risk Weight: Fncl Stndby Ltrs of Crdt                                      0
RCR-44(d)                  RCFDB647 20% Risk Weight:Fncl Stndby Ltrs of Crdt                                      0
RCR-44(e)                  RCFDB648 50% Risk Weight:Fncl Stndby Ltrs of Crdt                                      0
RCR-44(f)                  RCFDB649 100% Risk Weight:Fncl Stndby Ltr of Crdt                                7300978
RCR-45(a)                  RCFD3821 Value/Amount: Prf Stndby Ltrs of Crdt                                    454070
RCR-45(b)                  RCFDB650 Credit Equiv: Prf Stndby Ltrs of Crdt                                    227035
RCR-45(c)                  RCFDB651 0% Risk Weight: Prf Stndby Ltrs of Crdt                                       0
RCR-45(d)                  RCFDB652 20% Risk Weight:Prf Stndby Ltrs of Crdt                                       0
RCR-45(e)                  RCFDB653 50% Risk Weight:Prf Stndby Ltrs of Crdt                                       0
RCR-45(f)                  RCFDB654 100% Risk Weight:Prf Stndby Ltr of Crdt                                  227035
RCR-46(a)                  RCFD3411 Value/Amount: Cml & Similar Ltrs of Crdt                                 438402
RCR-46(b)                  RCFDB655 Credit Equiv: Cml & Similar Ltrs of Crdt                                  87680
RCR-46(c)                  RCFDB656 0% Risk Weight: Cml & Sim Ltrs of Crdt                                        0
RCR-46(d)                  RCFDB657 20% Risk Weight: Cml & Sim Ltrs of Crdt                                     469
RCR-46(e)                  RCFDB658 50% Risk Weight: Cml & Sim Ltrs of Crdt                                       0
RCR-46(f)                  RCFDB659 100% Risk Weight: Cml & Sim Ltrs of Crdt                                  87211
RCR-47(a)                  RCFD3429 Value/Amount: Prts in Accpt Acquired                                        250
RCR-47(b)                  RCFDB660 Credit Equiv: Prts in Accpt Acquired                                        250
RCR-47(c)                  RCFDB661 0% Risk Weight: Prts in Accpt Acquired                                        0
RCR-47(d)                  RCFDB662 20% Risk Weight: Prts in Accpt Acquired                                       0
RCR-47(f)                  RCFDB663 100% Risk Weight: Prts in Accpt Acquired                                    250
RCR-48(a)                  RCFD3433 Value/Amount: Securities lent                                           1023763
RCR-48(b)                  RCFDB664 Credit Equiv: Securities lent                                           1023763
RCR-48(c)                  RCFDB665 0% Risk Weight: Securities lent                                         1023763
RCR-48(d)                  RCFDB666 20% Risk Weight: Securities lent                                              0
RCR-48(e)                  RCFDB667 50% Risk Weight: Securities lent                                              0
RCR-48(f)                  RCFDB668 100% Risk Weight: Securities lent                                             0
RCR-49(a)                  RCFDA250 Value/Amount:Rtnd recse on SB oblig                                           0
RCR-49(b)                  RCFDB669 Credit Equiv:Rtnd recse on SB oblig                                           0
RCR-49(c)                  RCFDB670 0% Risk weight:Rtnd recse on SB oblig                                         0
RCR-49(d)                  RCFDB671 20% Risk weight:Rtnd recse on SB oblig                                        0
RCR-49(e)                  RCFDB672 50% Risk weight:Rtnd recse on SB oblig                                        0
RCR-49(f)                  RCFDB673 100% Risk weight:Rtnd recse on SB oblig                                       0
RCR-50(a)                  RCFD1727 Value/Amount: Rtnd recse on fin assets                                    27198
RCR-50(b)                  RCFD2243 Credit Equiv: Rtnd recse on fin assets                                   239829
RCR-50(f)                  RCFDB674 100% Rsk wght:Rtnd recse on fin assets                                   239829
RCR-51(a)                  RCFDB675 Value/Amount: All other fin assets                                      7552444
RCR-51(b)                  RCFDB676 Credit Equiv: All other fin assets                                      7552444
RCR-51(c)                  RCFDB677 0% Risk weight: All other fin assets                                          0
RCR-51(d)                  RCFDB678 20% Risk weight: All other fin assets                                         0
RCR-51(e)                  RCFDB679 50% Risk weight: All other fin assets                                     19603
RCR-51(f)                  RCFDB680 100% Risk weight: All other fin assets                                  7532841
RCR-52(a)                  RCFDB681 Value/Amount: All other off-bal liab                                          0
RCR-52(b)                  RCFDB682 Credit Equiv: All other off-bal liab                                          0
RCR-52(c)                  RCFDB683 0% Risk Weight: All other off-bal liab                                        0
RCR-52(d)                  RCFDB684 20% Risk Weight: All other off-bal liab                                       0
RCR-52(e)                  RCFDB685 50% Risk Weight: All other off-bal liab                                       0
RCR-52(f)                  RCFDB686 100% Risk Weight: All other off-bal liab                                      0
RCR-53(a)                  RCFD3833 Value/Amount: Unused Commit (greater than) 1 yr                        42978066
RCR-53(b)                  RCFDB687 Credit Equiv: Unused Commit (greater than) 1 yr                        21489033
RCR-53(c)                  RCFDB688 0% Risk Weight: Unused Commit (greater than) 1 yr                             0

RCR-53(d)                  RCFDB689 20% Risk Weight: Unused Commit (greater than) 1 yr                      1900303
RCR-53(e)                  RCFDB690 50% Risk Weight: Unused Commit (greater than) 1 yr                        63620
RCR-53(f)                  RCFDB691 100% Risk Weight: Unused Commit (greater than) 1 yr                    19525110
RCR-54(b)                  RCFDA167 Credit Equiv: Derivative contracts                                       794695
RCR-54(c)                  RCFDB693 0% Risk Weight: Derivative contracts                                          0
RCR-54(d)                  RCFDB694 20% Risk Weight: Derivative contracts                                    449922
RCR-54(e)                  RCFDB695 50% Risk Weight: Derivative contracts                                    344773
RCR-55(c)                  RCFDB696 0% Rsk Wght: Ttl assets,derv, off bal                                   5432474
RCR-55(d)                  RCFDB697 20% Rsk Wght: Ttl assets,derv, off bal                                 35180602
RCR-55(e)                  RCFDB698 50% Rsk Wght: Ttl assets,derv, off bal                                 10492305
RCR-55(f)                  RCFDB699 100% Rsk Wght: Ttl assets,derv, off bal                               144775755
RCR-57(c)                  RCFDB700 0% Rsk Wght: Rsk Weighted Assets                                              0
RCR-57(d)                  RCFDB701 20% Rsk Wght: Rsk Weighted Assets                                       7036120
RCR-57(e)                  RCFDB702 50% Rsk Wght: Rsk Weighted Assets                                       5246153
RCR-57(f)                  RCFDB703 100% Rsk Wght: Rsk Weighted Assets                                    144775755
RCR-58                     RCFD1651 Regulatory capt ratios:  Mrkt Risk-equiv                                      0
RCR-59                     RCFDB704 Rsk weighted before deduct for excess                                 157058028
RCR-60                     RCFDA222 Regulatory capt ratios:Excess allownc                                    382603
RCR-61                     RCFD3128 LESS: Allocated Transfer Risk Reserve                                         0
RCR-62                     RCFDA223 Regulatory capt ratios:Risk-wtd assts                                 156675425
RCR-M.1                    RCFD8764 Credit Exp - Off-Bal Sheet Derivative                                    610530
RCR-M.2.a(a)               RCFD3809 Derivative Int Rate Contracts (less than) 1 YR                          4106118
RCR-M.2.a(b)               RCFD8766 Derivative Int Rate Contracts 1-5 YRS                                  11691170
RCR-M.2.a(c)               RCFD8767 Derivative Int Rate Contracts (greater than) 5 YRS                      3868071
RCR-M.2.b(a)               RCFD3812 Derivative Fgn Exch Contracts (less than) 1 YR                          3325932
RCR-M.2.b(b)               RCFD8769 Derivative Fgn Exch Contracts 1-5 YRS                                    768755
RCR-M.2.b(c)               RCFD8770 Derivative Fgn Exch Contracts (greater than) 5 YRS                            0
RCR-M.2.c(a)               RCFD8771 Derivative   Gold   Contracts (less than) 1 YR                                0
RCR-M.2.c(b)               RCFD8772 Derivative   Gold   Contracts 1-5 YRS                                         0
RCR-M.2.c(c)               RCFD8773 Derivative   Gold   Contracts (greater than) 5 YRS                            0
RCR-M.2.d(a)               RCFD8774 Derivative P Metals Contracts (less than) 1 YR                                0
RCR-M.2.d(b)               RCFD8775 Derivative P Metals Contracts 1-5 YRS                                         0
RCR-M.2.d(c)               RCFD8776 Derivative P Metals Contracts (greater than) 5 YRS                                         0
RCR-M.2.e(a)               RCFD8777 Derivative Commodity Contrcts (less than) 1 YR                                0
RCR-M.2.e(b)               RCFD8778 Derivative Commodity Contrcts 1-5 YRS                                         0
RCR-M.2.e(c)               RCFD8779 Derivative Commodity Contrcts (greater than) 5 YRS                            0
RCR-M.2.f(a)               RCFDA000 Derivative  Equity  Contracts (less than) 1 YR                                0
RCR-M.2.f(b)               RCFDA001 Derivative  Equity  Contracts 1-5 YRS                                         0
RCR-M.2.f(c)               RCFDA002 Derivative  Equity  Contracts (greater than) 5 YRS                            0
RCS-1(a)                   RCFDB705 BSA-Outstndng prncpl: 1-4 Res                                                 0
RCS-1(b)                   RCFDB706 BSA-Outstndng prncpl: Hme Equity                                              0
RCS-1(c)                   RCFDB707 BSA-Outstndng prncpl: C Card Rcv                                              0
RCS-1(d)                   RCFDB708 BSA-Outstndng prncpl: Auto Loans                                         536931
RCS-1(e)                   RCFDB709 BSA-Outstndng prncpl: Other Cons                                              0
RCS-1(f)                   RCFDB710 BSA-Outstndng prncpl: Cml/Indus                                         7532841
RCS-1(g)                   RCFDB711 BSA-Outstndng prncpl: All Other                                               0
RCS-2.a(a)                 RCFDB712 BSA-Max amount(Retained inst):1-4 Res                                         0
RCS-2.a(b)                 RCFDB713 BSA-Max amount(Retained inst):Hme Equity                                      0
RCS-2.a(c)                 RCFDB714 BSA-Max amount(Retained inst):C Card Rcv                                      0
RCS-2.a(d)                 RCFDB715 BSA-Max amount(Retained inst):Auto Loans                                      0
RCS-2.a(e)                 RCFDB716 BSA-Max amount(Retained inst):Other Cons                                      0
RCS-2.a(f)                 RCFDB717 BSA-Max amount(Retained inst):Cml/Indus                                       0
RCS-2.a(g)                 RCFDB718 BSA-Max amount(Retained inst):All Other                                       0
RCS-2.b(a)                 RCFDB719 BSA-Max amount(Stndby Lttrs):1-4 Res                                          0
RCS-2.b(b)                 RCFDB720 BSA-Max amount(Stndby Lttrs):Hme Equity                                       0
RCS-2.b(c)                 RCFDB721 BSA-Max amount(Stndby Lttrs):C Card Rcv                                       0

RCS-2.b(d)                 RCFDB722 BSA-Max amount(Stndby Lttrs):Auto Loans                                   27683
RCS-2.b(e)                 RCFDB723 BSA-Max amount(Stndby Lttrs):Other Cons                                       0
RCS-2.b(f)                 RCFDB724 BSA-Max amount(Stndby Lttrs):Cml/Indus                                  7532841
RCS-2.b(g)                 RCFDB725 BSA-Max amount(Stndby Lttrs):All Other                                        0
RCS-3(a)                   RCFDB726 BSA-Rpt Bnk's unused commit: 1-4 Res                                          0
RCS-3(b)                   RCFDB727 BSA-Rpt Bnk's unused commit: Hme Equity                                       0
RCS-3(c)                   RCFDB728 BSA-Rpt Bnk's unused commit: C Card Rcv                                       0
RCS-3(d)                   RCFDB729 BSA-Rpt Bnk's unused commit: Auto Loans                                       0
RCS-3(e)                   RCFDB730 BSA-Rpt Bnk's unused commit: Other Cons                                       0
RCS-3(f)                   RCFDB731 BSA-Rpt Bnk's unused commit: Cml/Indus                                  7532841
RCS-3(g)                   RCFDB732 BSA-Rpt Bnk's unused commit: All Other                                        0
RCS-4.a(a)                 RCFDB733 BSA-Pst  due loans,30-89 days:1-4 Res                                         0
RCS-4.a(b)                 RCFDB734 BSA-Pst due loans,30-89 days:Hme Equity                                       0
RCS-4.a(c)                 RCFDB735 BSA-Pst due loans,30-89 days:C Card Rcv                                       0
RCS-4.a(d)                 RCFDB736 BSA-Pst due loans,30-89 days:Auto Loans                                   16214
RCS-4.a(e)                 RCFDB737 BSA-Pst due loans,30-89 days:Other Cons                                       0
RCS-4.a(f)                 RCFDB738 BSA-Pst due loans,30-89 days:Cml/Indus                                        0
RCS-4.a(g)                 RCFDB739 BSA-Pst due loans,30-89 days:All Other                                        0
RCS-4.b(a)                 RCFDB740 BSA-Pst  due loans,90+ days:1-4 Res                                           0
RCS-4.b(b)                 RCFDB741 BSA-Pst due loans,90+ days:Hme Equity                                         0
RCS-4.b(c)                 RCFDB742 BSA-Pst due loans,90+ days:C Card Rcv                                         0
RCS-4.b(d)                 RCFDB743 BSA-Pst due loans,90+ days:Auto Loans                                      3596
RCS-4.b(e)                 RCFDB744 BSA-Pst due loans,90+ days:Other Cons                                         0
RCS-4.b(f)                 RCFDB745 BSA-Pst due loans,90+ days:Cml/Indus                                          0
RCS-4.b(g)                 RCFDB746 BSA-Pst due loans,90+ days:All Other                                          0
RCS-5.a(a)                 RIADB747 BSA-C/O & Rcv on assets(C/O):1-4 Res                                          0
RCS-5.a(b)                 RIADB748 BSA-C/O & Rcv on assets(C/O):Hme Equity                                       0
RCS-5.a(c)                 RIADB749 BSA-C/O & Rcv on assets(C/O):C Card Rcv                                       0
RCS-5.a(d)                 RIADB750 BSA-C/O & Rcv on assets(C/O):Auto Loans                                   12034
RCS-5.a(e)                 RIADB751 BSA-C/O & Rcv on assets(C/O):Other Cons                                       0
RCS-5.a(f)                 RIADB752 BSA-C/O & Rcv on assets(C/O):Cml/Indus                                        0
RCS-5.a(g)                 RIADB753 BSA-C/O & Rcv on assets(C/O):All Other                                        0
RCS-5.b(a)                 RIADB754 BSA-C/O & Rcv on assets(Rcvs):1-4 Res                                         0
RCS-5.b(b)                 RIADB755 BSA-C/O & Rcv on assets(Rcvs):Hme Equity                                      0
RCS-5.b(c)                 RIADB756 BSA-C/O & Rcv on assets(Rcvs):C Card Rcv                                      0
RCS-5.b(d)                 RIADB757 BSA-C/O & Rcv on assets(Rcvs):Auto Loans                                   2744
RCS-5.b(e)                 RIADB758 BSA-C/O & Rcv on assets(Rcvs):Other Cons                                      0
RCS-5.b(f)                 RIADB759 BSA-C/O & Rcv on assets(Rcvs):Cml/Indus                                       0
RCS-5.b(g)                 RIADB760 BSA-C/O & Rcv on assets(Rcvs):All Other                                       0
RCS-6.a(b)                 RCFDB761 BSA-Amt of ownrshp-Securities:Hme Equity                                      0
RCS-6.a(c)                 RCFDB762 BSA-Amt of ownrshp-Securities:C Card Rcv                                      0
RCS-6.a(f)                 RCFDB763 BSA-Amt of ownrshp-Securities:Cml/Indus                                       0
RCS-6.b(b)                 RCFDB500 BSA-Amt of ownrshp-Loans:Hme Equity                                           0
RCS-6.b(c)                 RCFDB501 BSA-Amt of ownrshp-Loans:C Card Rcv                                           0
RCS-6.b(f)                 RCFDB502 BSA-Amt of ownrshp-Loans:Cml/Indus                                            0
RCS-7.a(b)                 RCFDB764 BSA-Pst due loans,30-89 days:Hme Equity                                       0
RCS-7.a(c)                 RCFDB765 BSA-Pst due loans,30-89 days:C Card Rcv                                       0
RCS-7.a(f)                 RCFDB766 BSA-Pst due loans,30-89 days:Cml/Indus                                        0
RCS-7.b(b)                 RCFDB767 BSA-Pst due loans,90+ days:Hme Equity                                         0
RCS-7.b(c)                 RCFDB768 BSA-Pst due loans,90+ days:C Card Rcv                                         0
RCS-7.b(f)                 RCFDB769 BSA-Pst due loans,90+ days:Cml/Indus                                          0
RCS-8.a(b)                 RIADB770 BSA-C/O & Rcv on loans(C/O):Hme Equity                                        0
RCS-8.a(c)                 RIADB771 BSA-C/O & Rcv on loans(C/O):C Card Rcv                                        0
RCS-8.a(f)                 RIADB772 BSA-C/O & Rcv on loans(C/O):Cml/Indus                                         0
RCS-8.b(b)                 RIADB773 BSA-C/O & Rcv on loans(Rcvs):Hme Equity                                       0
RCS-8.b(c)                 RIADB774 BSA-C/O & Rcv on loans(Rcvs):C Card Rcv                                       0

RCS-8.b(f)                 RIADB775 BSA-C/O & Rcv on loans(Rcvs):Cml/Indus                                        0
RCS-9(a)                   RCFDB776 Sec Fac-Max amt credit expose:1-4 Res                                         0
RCS-9(b)                   RCFDB777 Sec Fac-Max amt credit expose:Hme Equity                                      0
RCS-9(c)                   RCFDB778 Sec Fac-Max amt credit expose:C Card Rcv                                      0
RCS-9(d)                   RCFDB779 Sec Fac-Max amt credit expose:Auto Loans                                      0
RCS-9(e)                   RCFDB780 Sec Fac-Max amt credit expose:Other Cons                                      0
RCS-9(f)                   RCFDB781 Sec Fac-Max amt credit expose:Cml/Indus                                       0
RCS-9(g)                   RCFDB782 Sec Fac-Max amt credit expose:All other                                       0
RCS-10(a)                  RCFDB783 Sec Fac-Rpt bank's unusd cmt:1-4 Res                                          0
RCS-10(b)                  RCFDB784 Sec Fac-Rpt bank's unusd cmt:Hme Equity                                       0
RCS-10(c)                  RCFDB785 Sec Fac-Rpt bank's unusd cmt:C Card Rcv                                       0
RCS-10(d)                  RCFDB786 Sec Fac-Rpt bank's unusd cmt:Auto Loans                                       0
RCS-10(e)                  RCFDB787 Sec Fac-Rpt bank's unusd cmt:Other Cons                                       0
RCS-10(f)                  RCFDB788 Sec Fac-Rpt bank's unusd cmt:Cml/Indus                                        0
RCS-10(g)                  RCFDB789 Sec Fac-Rpt bank's unusd cmt:All Other                                        0
RCS-11(a)                  RCFDB790 Bnk Assts-Assets sold w/recourse:1-4 Res                                  30061
RCS-11(b)                  RCFDB791 Bnk Assts-Assets sold w/rcrse:Hme Equity                                      0
RCS-11(c)                  RCFDB792 Bnk Assts-Assets sold w/rcrse:C Card Rcv                                      0
RCS-11(d)                  RCFDB793 Bnk Assts-Assets sold w/rcrse:Auto Loans                                      0
RCS-11(e)                  RCFDB794 Bnk Assts-Assets sold w/rcrse:Other Cons                                      0
RCS-11(f)                  RCFDB795 Bnk Assts-Assets sold w/rcrse:Cml/Indus                                       0
RCS-11(g)                  RCFDB796 Bnk Assts-Assets sold w/rcrse:All Other                                       0
RCS-12(a)                  RCFDB797 Bnk Assts-Max amt crdt expose:1-4 Res                                     21961
RCS-12(b)                  RCFDB798 Bnk Assts-Max amt crdt expose:Hme Equity                                      0
RCS-12(c)                  RCFDB799 Bnk Assts-Max amt crdt expose:C Card Rcv                                      0
RCS-12(d)                  RCFDB800 Bnk Assts-Max amt crdt expose:Auto Loans                                      0
RCS-12(e)                  RCFDB801 Bnk Assts-Max amt crdt expose:Other Cons                                      0
RCS-12(f)                  RCFDB802 Bnk Assts-Max amt crdt expose:Cml/Indus                                       0
RCS-12(g)                  RCFDB803 Bnk Assts-Max amt crdt expose:All Other                                       0
RCS-M.1.a                  RCFDA249 Sml busns obligations:Outstanding bal                                         0
RCS-M.1.b                  RCFDA250 Sml busns obligations:retaind recours                                         0
RCS-M.2.a                  RCFDB804 OPB:1-4 Fam Res with recourse                                             10458
RCS-M.2.b                  RCFDB805 OPB:1-4 Fam Res w/o recourse                                           20825351
RCS-M.2.c                  RCFDA591 OPB: Other financial assets                                             7532841
RCS-M.3.a.1                RCFDB806 Asset-backed,max amt-Cndts spnsrd by bnk                               17283525
RCS-M.3.a.2                RCFDB807 Asset-bckd,max amt-Cndts spnsrd by other                                      0
RCS-M.3.b.1                RCFDB808 Asset-bckd,unused-Cndts spnsrd by bnk                                  17283525
RCS-M.3.b.2                RCFDB809 Asset-bckd,unused-Cndts spnsrd by other                                       0
RCT-1                      RCFDA345 Y/N-Does inst have fiduciary powers?                                        N/A
RCT-2                      RCFDA346 Y/N-Does inst exercise fid pwrs granted?                                    N/A
RCT-3                      RCFDB867 Y/N-Does inst have any act to report?                                       N/A
RCT-4(a)                   RCFDB868 Assets-Prsnl Trust: Managed Assts                                           N/A
RCT-4(b)                   RCFDB869 Assets-Prsnl Trust: Non-Managed Assts                                       N/A
RCT-4(c)                   RCFDB870 Assets-Prsnl Trust: # Managed Accts                                         N/A
RCT-4(d)                   RCFDB871 Assets-Prsnl Trust: # Non-Mngd Accts                                        N/A
RCT-5.a(a)                 RCFDB872 Assets-Ret Rel,Emp contr: Mngd Assts                                        N/A
RCT-5.a(b)                 RCFDB873 Assets-Ret Rel,Emp contr: Non-Mngd Assts                                    N/A
RCT-5.a(c)                 RCFDB874 Assets-Ret Rel,Emp contr:# Mngd Accts                                       N/A
RCT-5.a(d)                 RCFDB875 Assets-Ret Rel,Emp cont:# Non-Mngd Accts                                    N/A
RCT-5.b(a)                 RCFDB876 Assets-Ret Rel,Emp benft:Mngd Assts                                         N/A
RCT-5.b(b)                 RCFDB877 Assets-Ret Rel,Emp benft:Non-Mngd Assts                                     N/A
RCT-5.b(c)                 RCFDB878 Assets-Ret Rel,Emp benft:# Mngd Accts                                       N/A
RCT-5.b(d)                 RCFDB879 Assets-Ret Rel,Emp benft:# Non-Mgd Accts                                    N/A
RCT-6(a)                   RCFDB880 Assets-Ret Rel,Other ret: Mngd Assts                                        N/A
RCT-6(b)                   RCFDB881 Assets-Ret Rel,Other ret: Non-Mngd Assts                                    N/A
RCT-6(c)                   RCFDB882 Assets-Ret Rel,Other ret:# Mngd Accts                                       N/A

RCT-6(d)                   RCFDB883 Assets-Ret Rel,Other ret:# Non-Mgd Accts                                    N/A
RCT-(a)                    RCFDB884 Assets-Corp trust/agency:Mngd Assts                                         N/A
RCT-(b)                    RCFDB885 Assets-Corp trust/agency:Non-Mngd Assts                                     N/A
RCT-(c)                    RCFDC001 Assets-Corp trust/agency:#  Mngd Accts                                      N/A
RCT-(d)                    RCFDC002 Assets-Corp trust/agency:# Non-Mgd Accts                                    N/A
RCT-7(a)                   RCFDB886 Assets-Invst Mgmnt Accts:Mngd Assts                                         N/A
RCT-7(c)                   RCFDB888 Assets-Invst Mgmnt Accts:# Mngd Accts                                       N/A
RCT-8(a)                   RCFDB890 Assets-Other Fiduciary Accts:Mngd Assts                                     N/A
RCT-8(b)                   RCFDB891 Assets-Other Fid Accts:Non-Mngd Assts                                       N/A
RCT-8(c)                   RCFDB892 Assets-Other Fid Accts:# Mngd Accts                                         N/A
RCT-8(d)                   RCFDB893 Assets-Other Fid Accts:# Non-Mngd Accts                                     N/A
RCT-9(a)                   RCFDB894 Assets-Total Fid Accts:Mngd Assts                                           N/A
RCT-9(b)                   RCFDB895 Assets-Total Fid Accts:Non-Mngd                                             N/A
RCT-9(c)                   RCFDB896 Assets-Total Fid Accts:# Mngd Accts                                         N/A
RCT-9(d)                   RCFDB897 Assets-Total Fid Accts:# Non-Mngd Accts                                     N/A
RCT-10(b)                  RCFDB898 Assets-Cust/Safekpng:Non-Mngd Assts                                         N/A
RCT-10(d)                  RCFDB899 Assets-Cust/Safekpng:# Non-Mngd Assts                                       N/A
RCT-11(a)                  RCFDB900 Assets-Fid Accts Foreign:Mngd Assts                                         N/A
RCT-11(b)                  RCFDB901 Assets-Fid Accts For:Non-Mngd Assts                                         N/A
RCT-11(c)                  RCFDB902 Assets-Fid Accts For:# Mngd Assts                                           N/A
RCT-11(d)                  RCFDB903 Assets-Fid Accts For:# Non-Mngd Assts                                       N/A
RCT-12                     RIADB904 Income-Personal Trust/Agency Accts                                          N/A
RCT-13.a                   RIADB905 Income-Ret Rel,Emp benefit-def contr                                        N/A
RCT-13.b                   RIADB906 Income-Ret Ret,Emp benefit-def benefit                                      N/A
RCT-13.c                   RIADB907 Income-Ret Rel,Other Retirement Accts                                       N/A
RCT-14                     RIADA479 Income-Corporate Trust/Agency Accts                                         N/A
RCT-15                     RIADB908 Income-Investment Mngmnt Agency Accts                                       N/A
RCT-16                     RIADA480 Income-Other Fiduciary Accts                                                N/A
RCT-17                     RIADB909 Income-Custody/Safekeeping Accts                                            N/A
RCT-18                     RIADB910 Income-Other Fid/Related                                                    N/A
RCT-19                     RIAD4070 Income-Total Gross Fid/Related                                              N/A
RCT-19.a                   RIADB912 Income-Total Gross Fid/Related - For                                        N/A
RCT-21                     RIADA488 Income-Less:Net losses from Fid/Related                                     N/A
RCT-22                     RIADB911 Income-Plus:Intracompany Inc Credits                                        N/A
RCT-23                     RIADA491 Income-Net Fiduciary/Related Inc                                            N/A
RCT-M.1.a                  RCFDB913 Memo-Mngd Assets:Non-Int Bearing Dep                                        N/A
RCT-M.1.b                  RCFDB914 Memo-Mngd Assets:Int-Bearing Deposits                                       N/A
RCT-M.1.c                  RCFDB915 Memo-Mngd Asets:Treas/Gov (US) Oblig                                        N/A
RCT-M.1.d                  RCFDB916 Memo-Mngd Assets:Sate,Cnty,Muni Oblig                                       N/A
RCT-M.1.e                  RCFDB917 Memo-Mngd Assets:Money Mkt Mutual Funds                                     N/A
RCT-M.1.f                  RCFDB918 Memo-Mngd Assets:Other short-term oblig                                     N/A
RCT-M.1.g                  RCFDB919 Memo-Mngd Assets:Other notes/bonds                                          N/A
RCT-M.1.h                  RCFDB920 Memo-Mngd Assets:Common/Preferred Stock                                     N/A
RCT-M.1.i                  RCFDB921 Memo-Mngd Assets:Real Estate Mortgages                                      N/A
RCT-M.1.j                  RCFDB922 Memo-Mngd Assets:Real Estate                                                N/A
RCT-M.1.k                  RCFDB923 Memo-Mngd Assets:Miscellaneous Assets                                       N/A
RCT-M.1.l                  RCFDB868 Memo-Mngd Assets:Total Mngd Assets held                                     N/A
RCT-M.2.a(a)               RCFDB927 Corp Trust-Corp/Muni:# of Issues                                            N/A
RCT-M.2.a(b)               RCFDB928 Corp Trust-Corp/Muni:Prncpl Amt                                             N/A
RCT-M.2.b(a)               RCFDB929 Corp Trust - xfer agent:# of Issues                                         N/A
RCT-M.3.a(a)               RCFDB931 Memo-Collective,Dom Equity:# of Funds                                       N/A
RCT-M.3.a(b)               RCFDB932 Memo-Collective,Dom Equity:Mkt Value                                        N/A
RCT-M.3.b(a)               RCFDB933 Memo-Collective,Inter/Global:# of Funds                                     N/A
RCT-M.3.b(b)               RCFDB934 Memo-Collective,Inter/Global:Mkt Value                                      N/A
RCT-M.3.c(a)               RCFDB935 Memo-Collective,Stock/Bond:# of Funds                                       N/A
RCT-M.3.c(b)               RCFDB936 Memo-Collective,Stock/Bond:Mkt Value                                        N/A

RCT-M.3.d(a)               RCFDB937 Memo-Collective,Taxable Bond:# of Funds                                     N/A
RCT-M.3.d(b)               RCFDB938 Memo-Collective,Taxable Bond:Mkt Value                                      N/A
RCT-M.3.e(a)               RCFDB939 Memo-Collective,Muni Bond:# of Funds                                        N/A
RCT-M.3.e(b)               RCFDB940 Memo-Collective,Muni Bond:Mkt Value                                         N/A
RCT-M.3.f(a)               RCFDB941 Memo-Collective,ShtTrm/Mny Mkt:# of Fnds                                    N/A
RCT-M.3.f(b)               RCFDB942 Memo-Collective,ShtTrm/Mny Mkt:Mkt Value                                    N/A
RCT-M.3.g(a)               RCFDB943 Memo-Collective,Special/Other:# of Funds                                    N/A
RCT-M.3.g(b)               RCFDB944 Memo-Collective,Special/Other:Mkt Value                                     N/A
RCT-M.3.h(a)               RCFDB945 Memo-Collective,Total Collect:# of Funds                                    N/A
RCT-M.3.h(b)               RCFDB946 Memo-Collective,Total Collect:Mkt Value                                     N/A
RCT-M.4.a(a)               RIADB947 Memo-Fid/Other,Prsnl:Gross Mngd Accts                                       N/A
RCT-M.4.a(b)               RIADB948 Memo-Fid/Other,Prsnl:Gross Non-Mgd Accts                                    N/A
RCT-M.4.a(c)               RIADB949 Memo-Fid/Other,Prsnl:Recoveries                                             N/A
RCT-M.4.b(a)               RIADB950 Memo-Fid/Other,Retire:Gross Mngd Accts                                      N/A
RCT-M.4.b(b)               RIADB951 Memo-Fid/Other,Ret:Gross Non-Mngd Accts                                     N/A
RCT-M.4.b(c)               RIADB952 Memo-Fid/Other,Ret:Recoveries                                               N/A
RCT-M.4.c(a)               RIADB953 Memo-Fid/Other,Invst:Gross Mngd Accts                                       N/A
RCT-M.4.c(b)               RIADB954 Memo-Fid/Other,Invst:Gross Non-Mgd Accts                                    N/A
RCT-M.4.c(c)               RIADB955 Memo-Fid/Other,Invst:Recoveries                                             N/A
RCT-M.4.d(a)               RIADB956 Memo-Fid/Other,Other Fid:Gross Mngd                                         N/A
RCT-M.4.d(b)               RIADB957 Memo-Fid/Other,Other Fid:Gross Non-Mngd                                     N/A
RCT-M.4.d(c)               RIADB958 Memo-Fid/Other,Other Fid:Recoveries                                         N/A
RCT-M.4.e(a)               RIADB959 Memo-Fid/Other,Total Fid:Gross Mngd                                         N/A
RCT-M.4.e(b)               RIADB960 Memo-Fid/Other,Total Fid:Gross Non-Mngd                                     N/A
RCT-M.4.e(c)               RIADB961 Memo-Fid/Other,Total Fid:Recoveries                                         N/A
RC(OPTIONAL)               RCON6979 X/Y - Comment/No Comment                                                      Y
RC(LOANS)a                 RCFD3561 Number Of Loans To Executive Officers                                         2
RC(LOANS)b                 RCFD3562 Amount Of Loans To Executive Officers                                       220
RC(LOANS)c(a)              RCFD7701 Start Rate (####.##%) Loans To Execs.                                    14.65%
RC(LOANS)c(b)              RCFD7702 Top Rate (####.##%) Loans To Execs.                                      16.50%
RC-R.50.p                  RCONDPSC Credit Conversion Factor                                                     M%
RIE-6.a                    RIAD5523 Adjs. to allow for l & l loss (RIB.2.5)                                 -211279
RCT-20                     RIADC058 Income-Less:Expenses                                                        N/A
RIB(P2)-3                  RIADC079 LESS: Charge-offs                                                       1369612